SCUDDER
                                                                     INVESTMENTS

--------------------------------------------------------------------------------
ASSET ALLOCATION
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Scudder
Pathway Series:

Conservative Portfolio

Moderate Portfolio

Growth Portfolio




Semiannual Report
February 28, 2001


For investors seeking professionally managed and diversified portfolios through investment in a select mix of Scudder funds.

Contents
--------------------------------------------------------------------------------

 4 Letter from the Series' President
 6 Portfolio Management Discussion
11 Glossary of Investment Terms

Conservative Portfolio
12 Portfolio Highlights
14 Performance Update
16 Portfolio Summary
30 Investment Portfolio
39 Financial Highlights

Moderate Portfolio
18 Portfolio Highlights
20 Performance Update
22 Portfolio Summary
31 Investment Portfolio
41 Financial Highlights

Growth Portfolio
24 Portfolio Highlights
26 Performance Update
28 Portfolio Summary
32 Investment Portfolio
43 Financial Highlights

33 Financial Statements
45 Notes to Financial Statements
57 Officers and Trustees
58 Investment Products and Services
60 Account Management Resources

Scudder Pathway Series
--------------------------------------------------------------------------------
Conservative Portfolio
  Class AARP                    ticker symbol APWCX           fund number 180
  Class S                       ticker symbol SCPCX           fund number 080
Moderate Portfolio
  Class AARP                    ticker symbol SPWBX           fund number 181
  Class S                       ticker symbol SPBAX           fund number 081
Growth Portfolio
  Class AARP                    ticker symbol APWGX           fund number 182
  Class S                       ticker symbol SPGRX           fund number 082
--------------------------------------------------------------------------------


Date of              o    Although growth stocks and international equities fell
Portfolios'               during the past six months, the losses in these areas
Inception:                were partially offset by gains in bonds and value
11/15/96                  stocks.

Total Net            o    Management remains committed to a strategy that
Assets as of              emphasizes diversification and a long-term investment
2/28/01 --                horizon. This approach helped two of the three
                          portfolios outperform their benchmarks amid a
Conservative:             challenging period for the financial markets.

  Class AARP:
  $66 million

  Class S:
  $40 million

Moderate:

  Class AARP:
  $4 million

  Class S:
  $236 million

Growth:

  Class AARP:
  $111 million

  Class S:
  $115 million

Letter from the Series' President
--------------------------------------------------------------------------------

Dear Shareholders,


The past half-year has been a difficult time for the global financial markets, as growth stocks -- led by technology shares -- have fallen precipitously. However, those who held positions in either bonds or value stocks have benefited from the strong performance of these asset classes.1 This divergence underscores our long-standing view that diversification is essential for successful investing. Since it is difficult to tell which area of the markets will be in favor during any given period, it usually pays to have a degree of exposure to many asset classes. This will help your portfolio weather the collapse of any single asset class.

The Pathway Series' portfolios, which emphasize diversification, generally held up well on a relative basis during this period. The Pathway Conservative and Pathway Growth Portfolios each outperformed their benchmarks, and all three portfolios provided shareholders with a lower level of risk than their blended benchmarks. This is especially important when the markets are as volatile as they have been in the past several months.

Unfortunately, all three portfolios produced negative total returns due to the sharp decline in the stock market. We understand that this may be unsettling for investors, since nobody likes to see the


^1 Growth stocks, as measured by the Russell 1000 Growth Index, fell 36.79%. Value stocks, as measured by the Russell 1000 Value Index, rose 2.03%. Bonds, as measured by the Lehman Brothers Aggregate Bond Index, rose 7.52%.

value of their investment go down. But it is important to keep in mind that severe market corrections are a natural part of investing, even though it may have been easy to forget this following an extended period when the market seemingly traveled in only one direction: up. At times like these, the temptation to sell your mutual funds and move into a lower-risk investment such as a money market fund can be very strong. However, we encourage you to remain focused on your long-term investment goals and resist the urge to make decisions based on emotion or the latest news. In fact, market corrections can offer the opportunity to purchase attractive securities at lower prices. Although this approach can be difficult when the market is falling, it is the only way to gain the full benefit of a long-term investment in stocks or bonds.

Thank you for your continued investment in Scudder Pathway Series. If you have any questions regarding the fund or your account, visit us on the Web. You can also speak with one of our representatives by calling us toll-free.


Sincerely,

/s/ Lin C. Coughlin

Linda C. Coughlin
President
Scudder Pathway Series




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                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
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                                       5

Portfolio Management Discussion
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                                                               February 28, 2001

In the following interview, Portfolio Managers Donald Hall and Shahram Tajbakhsh discuss the recent market environment and the investment strategy of the Pathway Series during the six-month period ended February 28, 2001.

               Q: The most notable trend of the six-month reporting period was the decline in stocks, particularly in the technology area. What were some of the causes for this downturn?

               A: Several factors conspired to pressure stocks during the second half of the year. Among the most important were concerns about a weakness in the U.S. economy and slower capital spending by corporations. Sentiment was further dampened by the persistent flow of disappointing earnings reports, particularly from technology companies. Since valuations were already high for so many stocks, the prospect of slower earnings exacted a heavy toll on the market.

               Technology and telecommunications companies, which were among the hardest hit by the slowdown in the economy, were generally the worst-performing stocks in the market during the past six months. The sharp decline was not just reserved for speculative Internet companies, however. Even some of the largest, most well-known tech names were caught in the downdraft. For example, former stalwarts such as Cisco Systems, EMC, Nortel, and Sun Microsystems fell to levels that were between 65% and 80% off their previous highs. Since techs make up such a large portion of the universe of stocks that fall under the "growth" investment style, most growth-oriented mutual funds had negative returns during the period.

               Q: Value stocks outperformed their growth counterparts by a wide margin during the period. Why?

               A: The investment climate experienced a dramatic shift over the latter half of 2000. As the high-flying growth sectors fell back to earth, investors began to search for stocks with steady fundamentals and more reasonable valuations. Such issues are generally viewed as having

--------------------------------------------------------------------------------

               lower downside risk, and are therefore more attractive in a difficult market environment. What's more, many value stocks had already fallen so far over the previous two years that even the worst fears about the economy were already reflected in their prices. This set the stage for a rally when investors began to rotate out of the technology sector.

               To illustrate the breadth of the divergence between growth and value, consider the return of two key indices. Through February 28, the Russell 1000 Growth Index had fallen an astounding 36.79% in the previous six months. In contrast, the Russell 1000 Value Index had produced a gain of 2.03%. The outperformance of value in relation to growth generally held true among smaller companies, as well. This divergence underscores our longstanding view that investors should maintain some exposure to both groups, since it is difficult to tell which will be in favor at any given time.

               Q: International stocks remained under pressure during the period. What events have been driving the performance of the overseas markets?

               A: While historically it has paid to hold a position in international equities, investors who avoided the sector -- or were underweight in it, as was the case with the Pathway portfolios -- benefited during the past six months. Overseas stocks were hurt by a similar set of factors that caused the markets to crumble in the United States: slowing tech sales, rising energy prices, and fears of what slower growth in the U.S. would mean for the global economy. Virtually all of the major global markets posted losses over the period, and currency exchange rates were generally unfavorable for dollar-based investors. Some of the worst news came from Japan, where a lack of meaningful reform, faltering economic growth, and concerns about the health of the banking sectors led stock prices to decline steadily throughout the period. Although we are encouraged by tax reform in Europe and the potential effects of corporate restructuring in Japan, we intend to remain underweight in international stocks until the outlook for the global economy becomes more clear.

               Q: How did bonds react to an environment of slowing growth?

               A: Bonds -- particularly higher-quality issues -- generally performed well during the past half-year, demonstrating the continued importance of the asset class to diversification. Many investors overlooked bonds during the past three-plus years, as the large gains in stocks seemed to make the steady income of bonds less attractive. But in an environment of slower growth, which can cause stocks to weaken considerably, bonds tend to perform well. This is because an economic slowdown often prompts the Federal Reserve to cut interest rates, making fixed income investments more attractive. The rally in bonds was particularly strong during November and December, as it became apparent that slowing growth would make rate cuts inevitable. Treasury bonds provided the best performance over the full period, while corporate issues (which are more sensitive to the economy) generally produced sluggish returns before coming to life in December. The portfolio's weightings in bonds proved valuable, in that they provided both positive absolute returns and a cushion against volatility in the stock market.

               Q: Did the dramatic fluctuations of the financial markets affect your investment strategy?

               A: The most important change we made was to shift some assets out of the international markets midway through 2000, and tilt the portfolios toward value -- and away from growth -- in October. Since then, we have not made significant changes to our strategy. However, the holdings of the Conservative and Growth Portfolios have nevertheless changed quite a bit in the past six months. Most of these shifts were not undertaken as a result of our views on the market, however. Instead, they resulted from the merging of the Scudder Pathway portfolios with their

--------------------------------------------------------------------------------


               counterparts in the AARP Investment Program, also managed by Scudder, on September 22, 2000. In the process, the Conservative Portfolio was merged with the AARP Diversified Income With Growth Portfolio, while the Growth Portfolio was merged with the AARP Diversified Growth Portfolio. Like the Pathway Series, the AARP offerings were also funds-of-funds, and were managed by Zurich Scudder Investments.

               Although this event led to unusually large changes to the portfolios during the reporting period, our fundamental approach remains the same. With regard to our overall strategy, we continue to focus on diversification and long-term investing. And from a tactical standpoint, we have maintained our tilt toward value stocks (and away from growth), as well as our underweight position in international equities.

               Q: What factors do you think will be key influences on your strategy over the rest of this year?

               A: While popular commentary is focusing on economic growth and the near-term earnings outlook, the development that would likely have the most profound impact on our asset allocation policy would be a change in the inflation outlook and/or a material change in stock market valuations.

               If our outlook for longer-term inflation rises, we would likely adjust the portfolios' asset mix so they would have less exposure to long-term bonds, a lower weighting in stocks, and more cash and intermediate-term bonds. In this way, the portfolios would be better positioned for a difficult environment. Conversely, a stable inflation outlook would lead to a larger weighting in equities, and, secondarily, longer-term bonds. A key part of our ongoing research is to understand the long-term influences on inflation; namely globalization, demographic changes, productivity trends, the influence of technology, and government policies.

               Valuation shifts are also important. The market tends to factor changes in the earnings outlook into stock prices

--------------------------------------------------------------------------------

               ahead of time, but sometimes it overcompensates. By this, we mean that emotional factors (such as fear) may cause the market to factor in a worse economic outlook than is actually the case. If this scenario occurs, it's possible that stock prices could fall well below their fair value, in which case we would consider adding to the portfolios' equity exposure.

               Q: What is your outlook for the financial markets from here?

               A: Stock market volatility is likely to remain high as the tug-of-war continues between investors who are looking to take advantage of reduced valuations, and those who feel that slower growth and higher inventory levels are likely to pressure the market for several months. In this environment, we continue to stress the importance of not making investment decisions based on fear, uncertainty, or the latest economic report. In a volatile market, especially one with a downward bias, it is essential to remain disciplined and focused on your long-term goals at all times. We believe that the Pathway portfolios can help you achieve this goal, because of our unwavering focus on diversification and long-term thinking. While the financial markets will not always provide a smooth ride, we believe that this approach is the best way to generate strong risk-adjusted returns over time.

Glossary of Investment Terms
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     Diversification  The spreading of risk by investing in several asset categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

         Growth Fund  A fund that invests primarily in companies that have displayed above-average earnings growth and are expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

           Valuation  Placing a value on an asset. Stock analysis determines the market value of a company's stocks based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, a stock with a low P/E is said to have a low valuation.

          Value Fund  A fund that invests primarily in companies whose stock prices do not fully reflect their intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to their industries or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

           Weighting Refers to the percentage of assets within a portfolio (over/under) relative to the percentage in the portfolio's benchmark index or investment universe. "Weighting" is usually used to describe a fund's relative position in sectors, industries, or countries.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Investment Terms)

Portfolio Highlights
--------------------------------------------------------------------------------
                                                               February 28, 2001

Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income, and, secondarily, long-term growth of capital by investing substantially in bond mutual funds, with moderate exposure to equity funds.

               In the six-month period ended February 28, 2001, Class S shares of the Conservative Portfolio posted a total return of -2.75%, versus a return of -3.46% for its custom benchmark. Detailed performance information is listed on page 14.

               Performance

               During the past six months, the portfolio gained positive returns from the portion of assets that was invested in fixed income funds. The strongest performer was the Income Fund, which invests in a mix of government bonds, mortgage-backed securities, and higher-grade corporate issues. During a period in which lower short-term interest rates boosted bond market performance, the fund was well-positioned to capitalize on the rally. Short Term Bond Fund and GNMA Fund also made positive contributions to performance. Overall, the portfolio's weighting in bond funds not only provided solid returns, but it also helped to cushion the volatility of its holdings in equity funds. Our 11% weighting in Cash Investment Trust -- a money market fund -- also provided ballast in a turbulent environment.

               Unfortunately, the positive returns of the portfolio's fixed income holdings were more than offset by the declines in its holdings in stock funds. The only holding to post a gain was Large Company Value Fund, which benefited from the market's renewed focus on stocks with strong fundamentals and attractive valuations. On the downside, our holdings in domestic growth funds, as well as our weighting in International Fund, were the largest detractors from performance. Although the equity component of the portfolio performed poorly during the period, we continue to believe that stocks remain critical for both diversification and long-term total returns.

--------------------------------------------------------------------------------

               Portfolio Strategy

               The changes we made to the portfolio during the past six months appear more significant than usual. This is due to the merger of Pathway Conservative Portfolio with the AARP Diversified Income With Growth Portfolio, which resulted in two new funds being added to the portfolio -- the S&P 500 Index Fund and Capital Growth Fund.

               Despite these changes, our fundamental approach -- which focuses on the importance of diversification and a long-term horizon -- remains the same. We are most heavily weighted in bond funds (53% of the portfolio) and continue to hold a smaller position in stock funds (36%). The portfolio remains broadly diversified, with the fixed income portion providing exposure to bonds across varying sectors and maturities, and the equity portion holding positions in growth, value, and international stocks. Although the fund produced a negative return during the most recent reporting period, we believe that our approach will provider favorable risk-adjusted performance over the long term.

Performance Update
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                                                               February 28, 2001


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


                                                    Lehman Aggregate Bond
                                                    Index (50%), S&P 500 Index
Scudder Pathway Series:            Lehman Aggregate (37%), MSCI EAFE Index (3%),
Conservative Portfolio -- Class S  Bond Index*      3-month T-Bill (10%)*

11/96**           10000                 10000                10000
2/97              10236                  9963                10619
8/97              11006                 10402                11001
2/98              11768                 10996                12086
8/98              11232                 11499                12027
2/99              11871                 11684                13477
8/99              12088                 11588                13862
2/00              12188                 11811                14317
8/00              12981                 12463                15372
2/01              12624                 13400                14838


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Fund Index Comparison
--------------------------------------------------------------------------------

                                                            Total Return

                               Growth of                                 Average
Period ended 2/28/2001         $10,000             Cumulative             Annual
------------------------------------------------------------------------------------
Scudder Pathway Series: Conservative Portfolio -- Class S
------------------------------------------------------------------------------------
1 year                         $  10,358                3.58%                3.58%
------------------------------------------------------------------------------------
Life of Portfolio**            $  12,782               27.82%                5.89%
------------------------------------------------------------------------------------
Lehman Aggregate Bond Index (50%), S&P 500 Index (37%), MSCI EAFE Index (3%),
3-month T-Bill (10%)*
------------------------------------------------------------------------------------
1 year                         $  10,363                3.63%                3.63%
------------------------------------------------------------------------------------
Life of Portfolio**            $  14,838               48.38%                9.73%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND BLENDED INDEX TOTAL RETURN (%)*





                                    1997** 1998   1999  2000   2001
--------------------------------------------------------------------------------
Portfolio
Total Return (%)                    3.64  14.96    .88  2.67   3.58
--------------------------------------------------------------------------------
Blended Index
Total Return (%)                    1.69  18.85  11.51  6.23   3.63
--------------------------------------------------------------------------------
Net Asset
Value ($)                          12.14  13.14  12.51 11.96  11.76
--------------------------------------------------------------------------------
Income
Dividends ($)                        .14    .48    .54   .68    .62
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                    .15    .30    .21   .21   .013
--------------------------------------------------------------------------------

* The Lehman Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

   On September 25, 2000, existing shares were redesignated as Class S. In addition, the Portfolio commenced offering Class AARP shares. The total return information provided is for the Portfolio's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained some of the Underlying Funds' expenses, the total return for the Portfolio would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                              February 28, 2001

Pathway Conservative Portfolio
--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE               Mangement seeks to
                                                            maintain diversified
PIE CHART DATA:                                              exposure to stocks,
                                                                bonds, and money
                                                              market securities.
    Money Market                11%
    Fixed Income                53%
    Equity                      36%
------------------------------------
                               100%
------------------------------------


--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------
                                                           Asset allocations are
                                                        derived from the risk of
    Fixed Income             50-70%                       the portfolio; changes
    Equity                   30-50%                       are generally expected
------------------------------------                            to be modest and
                                                                     infrequent.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------
                                                     The portfolio's substantial
                                                         weighting in bond funds
-------------------------------------------------         and money market funds
Scudder Income Fund "S"                    36%          helped provide a cushion
-------------------------------------------------      against significant stock
Scudder S&P 500 Index Fund "S"             14%                market volatility.
-------------------------------------------------
Scudder GNMA Fund "S"                      12%
-------------------------------------------------
Scudder Cash Investment Trust "S"          11%
-------------------------------------------------
Scudder Growth and Income Fund "S"          9%
-------------------------------------------------
Scudder Classic Growth Fund "S"             7%
--------------------------------------------------
Scudder Short Term Bond Fund "S"            5%
-------------------------------------------------
Scudder Large Company Value Fund "S"        3%
-------------------------------------------------
Scudder International Fund "S"              2%
-------------------------------------------------
Scudder Capital Growth Fund "S"             1%
-------------------------------------------------
                                          100%
-------------------------------------------------





For more complete details about the Fund's investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights
--------------------------------------------------------------------------------
                                                               February 28, 2001

Pathway Moderate Portfolio

Pathway Moderate Portfolio seeks a balance of growth of capital and current income by investing in a mix of money market, bond, and equity mutual funds.

                     In the six-month period ended February 28, 2001, Class S shares of the Moderate Portfolio posted a total return of -9.76%, versus a return of -7.92% for its custom benchmark. Detailed performance information is listed on page 20.

                     Performance

                     The primary reason for the portfolio's underperformance was its position in Growth and Income Fund. Our goal in owning this fund is to provide exposure to the value style, which produced strong performance during the period. Despite its value tilt, however, the fund nevertheless posted a decline of 13.79%. Since Growth and Income Fund was 25% of net assets as of February 28, its decline weighed heavily on performance. In addition, it prevented the portfolio from gaining adequate diversification from the losses in its growth funds.

                     On the growth side, our largest holding -- Classic Growth Fund -- was down significantly. In addition, two growth-oriented holdings in which we hold 1% or less -- Development Fund and 21st Century Growth Fund -- also declined. International Fund posted losses as well, but we benefited from having an underweight position in the fund during a period of weakness for overseas equities.

                     On the plus side, our fixed income position boosted performance and also helped reduced the overall volatility of the portfolio. Income Fund -- our largest holding at 29% of assets -- invests in a mix of government bonds, mortgage-backed securities, and higher grade corporate issues, and was therefore well positioned to benefit during a period in which lower short-term interest rates boosted bond market performance. The portfolio also gained positive returns from its 6% weighting in GNMA Fund,

--------------------------------------------------------------------------------

                    and benefited from the stability offered by its 5% position in Scudder Cash Investment Trust -- a money market fund.

                    Portfolio Strategy

                    Consistent with our long-term approach, we made relatively few changes during the period. The most significant adjustment was the elimination of Corporate Bond Fund, which occurred when the fund was merged into Income Fund on November 3, 2000. To replace this holding, we initiated a position in GNMA Fund, which we believe will help improve diversification going forward.

                    On the equity side, we remain diversified between growth and value, with an overweighting in the latter. This positioning reflects our broader view that stocks with attractive valuations will continue to outperform growth in a period likely to be marked by high stock market volatility and slow economic growth.

                    The portfolio remains underweight in overseas equities, as we hold 7% in Scudder International Fund versus a 10% weighting in international stocks for the benchmark. We began to trim this position before the start of the reporting period, based on our view that the overseas investment picture was beginning to deteriorate. This proved to be a timely move, as International Fund was hurt by the combination of stock prices and unfavorable exchange rates. Performance was also helped marginally by our decision to eliminate the portfolio's small position in Emerging Markets Growth Fund.

                    Although this asset mix did not help performance on either a relative or absolute basis, we are confident that over the long term, the portfolio's risk-adjusted returns will benefit from its extensive diversification.

Performance Update
--------------------------------------------------------------------------------
                                                              February 28, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                        S&P 500 Index (50%), Lehman
                                                       Aggregate Bond Index (35%),
        Scudder Pathway Series:                        MSCI EAFE Index (7%), 3-month
         Moderate Portfolio                            T-Bill (5%), Russell 2000       Lehman Aggregate
            -- Class S              S&P 500 Index*          Index (3%)*                   Bond Index*
11/96**        10000                   10000                      10000                       10000
2/97           10235                   10496                       9963                       10227
8/97           11074                   12048                      10402                       11265
2/98           11888                   14172                      10996                       12596
8/98           10759                   13026                      11499                       12151
2/99           12107                   16969                      11684                       14185
8/99           12725                   18212                      11588                       14828
2/00           14153                   18962                      11811                       15562
8/00           14716                   21187                      12463                       16739
2/01           13279                   17409                      13400                       15410



--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                              Total Return

                               Growth of                              Average
Period ended 2/28/2001          $10,000              Cumulative       Annual
-------------------------------------------------------------------------------
Scudder Pathway Series: Moderate Portfolio -- Class S
-------------------------------------------------------------------------------
1 year                         $   9,382               -6.18%          -6.18%
-------------------------------------------------------------------------------
Life of Portfolio**            $  13,423               34.23%           7.11%
-------------------------------------------------------------------------------
S&P 500 Index (50%), Lehman Aggregate Bond Index (35%),
MSCI EAFE Index (7%), 3-month T-Bill (5%), Russell 2000 Index (3%)*
-------------------------------------------------------------------------------
1 year                         $   9,902                -.98%           -.98%
-------------------------------------------------------------------------------
Life of Portfolio**            $  15,410               54.10%          10.71%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                        Yearly periods ended February 28

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND BLENDED INDEX TOTAL RETURN (%)*



                              1997** 1998   1999   2000  2001
--------------------------------------------------------------------------------
Portfolio
Total Return (%)              3.46  16.15   1.84  16.91 -6.18
--------------------------------------------------------------------------------
Blended Index
Total Return (%)              2.27  23.16  12.62   9.71  -.98
--------------------------------------------------------------------------------
Net Asset
Value ($)                    12.18  13.52  12.94  13.93 11.52
--------------------------------------------------------------------------------
Income
Dividends ($)                  .16    .38    .40    .48   .45
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)              .07    .21    .43    .69  1.18
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market-value of 500 stocks representing all major industries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI EAFE Index is a market value-weighted measure of stocks of 46 countries. The Russell 2000 Index is an unmanaged capitalization- weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

   On October 2, 2000, existing shares were redesignated as Class S. In addition, the Portfolio commenced offering Class AARP shares. The total return information provided is for the Portfolio's Class S shares.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained some of the Underlying Funds' expenses, the total return for the Portfolio would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               February 28, 2001

Pathway Moderate Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE         Over the six months, the
                                                        portfolio's weighting in
PIE CHART DATA:                                          equity funds decreased.

    Money Market                 8%
    Fixed Income                36%
    Equity                      56%
-----------------------------------------------
                               100%
-----------------------------------------------

--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------
                                                           Asset allocations are
                                                        derived from the risk of
    Fixed Income             30-50%                       the portfolio; changes
    Equity                   50-70%                       are generally expected
------------------------------------                            to be modest and
                                                                     infrequent.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------
                                                                 The portfolio's
---------------------------------------------------     weighting in bonds added
Scudder Income Fund "S"                      30%         to performance, but its
---------------------------------------------------           holdings in growth
Scudder Growth and Income Fund "S"           25%                funds detracted.
---------------------------------------------------
Scudder Classic Growth Fund "S"              21%
---------------------------------------------------
Scudder Cash Investment Trust "S"             8%
---------------------------------------------------
Scudder International Fund "S"                7%
---------------------------------------------------
Scudder GNMA Fund "S"                         6%
---------------------------------------------------
Scudder Development Fund "S"                  1%
---------------------------------------------------
Scudder 21st Century Growth Fund "S"          1%
---------------------------------------------------
Scudder Small Company Value Fund "S"          1%
---------------------------------------------------
                                            100%
---------------------------------------------------








For more complete details about the Fund's investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights
--------------------------------------------------------------------------------
                                                               February 28, 2001

Pathway Growth Portfolio

Pathway Growth Portfolio seeks a long-term growth of capital by investing primarily in equity mutual funds. The portfolio also invests a portion of assets in bond funds, which offer the potential for capital appreciation as well as income.

                     In the six-month period ended February 28, 2001, Class S shares of the Growth Portfolio posted a total return of -13.29%, versus a return of -13.50% for its custom benchmark. Detailed performance information is listed on page 26.

                     Performance

                     While we are not happy with the portfolio's negative performance during the period, we are pleased to report that we accomplished our objective of beating the benchmark -- albeit by a very small margin -- while at the same time providing a lower level of risk. One of the most important factors helping the portfolio's performance was its significant position in Large Company Value Fund, which benefited from the market's renewed focus on stocks with strong fundamentals and attractive valuations. At 23% of net assets, the fund is our largest holding, which is a significant shift from 15% one year ago. It was also our top-performing equity fund. In our view, the strong showing of Large Company Value Fund amid a difficult period for growth stocks underscores the importance of holding both growth and value within the portfolio. On the negative side, Growth and Income -- which also has a value tilt -- produced a negative performance.

                     The portfolio's holdings in growth funds -- particularly Large Company Growth Fund, in which we hold 15% of net assets -- detracted significantly from performance. Our position in International Fund (11% of net assets) also weighed on returns. Although both the growth and international asset classes produced poor returns over the last six months, we believe that both remain essential to generating favorable returns over the long run.

--------------------------------------------------------------------------------


                     On the plus side, the portfolio's 15% weighting in fixed income funds also performed particularly well, as falling interest rates were beneficial for virtually all sectors of the bond market. In addition, our weighting in this area helped mitigate the high volatility of our holdings in equity funds.

                     Portfolio Strategy

                     The changes we made to the portfolio during the past six months appear more significant than usual. This is due to the merger of Pathway Growth Portfolio with the AARP Diversified Growth Portfolio, which resulted in several new funds being added to the portfolio.

                     While these shifts may appear significant, our fundamental approach to investing -- which emphasizes the importance of diversification and a long-term horizon -- has not changed. As always, we hold a large position in stock funds (83% of the portfolio) and continue to hold a smaller position in bond funds (15%). (The remaining 2% is invested in Cash Investment Trust -- a money market fund). The portfolio remains broadly diversified, with the equity portion holding positions in growth, value, and international stocks. In addition, the fixed income position includes exposure to government bonds, mortgage-backed securities, and higher-grade corporate issues.

                     Although the fund produced negative absolute returns during the past six months, we believe that our approach will provide favorable risk-adjusted performance over the long term.

Performance Update
--------------------------------------------------------------------------------
                                                               February 28, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                      S&P 500 Index (68%),
          Scudder Pathway                            MSCI EAFE Index (12%),
          Series: Growth                      Lehman Aggregate Bond Index (15%),
       Portfolio -- Class S    S&P 500 Index*      Russell 2000 Index (5%)*

11/96**           10000           10000                  10000
2/97              10336           10496                  10307
8/97              11340           12048                  11595
2/98              12293           14172                  13257
8/98              10633           13026                  12322
2/99              12660           16969                  15157
8/99              14003           18212                  16162
2/00              17144           18962                  17210
8/00              17398           21187                  18595
2/01              15085           17409                  16082


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                           Total Return

                               Growth of                             Average
Period ended 2/28/2001          $10,000               Cumulative     Annual
--------------------------------------------------------------------------------
Scudder Pathway Series: Growth Portfolio -- Class S
--------------------------------------------------------------------------------
1 year                         $   8,799              -12.01%          -12.01%
--------------------------------------------------------------------------------
Life of Portfolio**            $  15,261               52.61%           10.36%
--------------------------------------------------------------------------------
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman Aggregate Bond
Index (15%), Russell 2000 Index (5%)*
--------------------------------------------------------------------------------
1 year                         $   9,344               -6.56%           -6.56%
--------------------------------------------------------------------------------
Life of Portfolio**            $  16,082               60.82%           11.83%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                        Yearly periods ended February 28

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND BLNDED INDEX TOTAL RETURN (%)*

                              1997**  1998   1999   2000    2001
--------------------------------------------------------------------------------
Portfolio
Total Return (%)              4.57   18.94   2.98  35.42  -12.01
--------------------------------------------------------------------------------
Blended Index
Total Return (%)              3.07   28.62  14.33  13.54   -6.56
--------------------------------------------------------------------------------
Net Asset
Value ($)                    12.25   14.07  13.86  17.59   13.67
--------------------------------------------------------------------------------
Income
Dividends ($)                  .16     .21    .20    .29     .36
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)              .13     .26    .43    .89    1.64
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market value-weighted measure of stocks of 46 countries. The Lehman Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Russell 2000 Index is an unmanaged capitalization weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

   On September 25, 2000, existing shares were redesignated as Class S. In addition, the Portfolio commenced offering Class AARP shares. The total return information provided is for the Portfolio's Class S shares.

   All performance is historical and assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained some of the Underlying Funds' expenses, the total return for the Portfolio would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------

                                                               February 28, 2001

Pathway Growth Portfolio

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART DATA:
                                                           The portfolio's broad
    Money Market                 2%                         asset allocation has
    Fixed Income                15%                        changed only slightly
    Equity                      83%                              during the past
------------------------------------------                           six months.
                               100%
------------------------------------------

--------------------------------------------------------------------------------
Asset Class Ranges
--------------------------------------------------------------------------------
                                                           Asset allocations are
    Fixed Income              5-25%                     derived from the risk of
    Equity                   75-95%                       the portfolio; changes
------------------------------------                      are generally expected
                                                                to be modest and
                                                                     infrequent.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Holdings
--------------------------------------------------------------------------------
                                                                     In a period
---------------------------------------------------     characterized by a sharp
Scudder Large Company Value Fund "S"         23%             downdraft in growth
---------------------------------------------------            stocks and strong
Scudder S&P 500 Index Fund "S"               18%          performance from bonds
---------------------------------------------------        and value stocks, the
Scudder Large Company Growth Fund "S"        15%         fund benefited from its
---------------------------------------------------                    extensive
Scudder International Fund "S"               11%                diversification.
---------------------------------------------------
Scudder Income Fund "S"                      10%
---------------------------------------------------
Scudder Growth and Income Fund "S"            7%
---------------------------------------------------
Scudder Capital Growth Fund "S"               5%
---------------------------------------------------
Scudder GNMA Fund "S"                         5%
---------------------------------------------------
Scudder 21st Century Growth Fund "S"          2%
---------------------------------------------------
Scudder Small Company Stock Fund "S"          2%
---------------------------------------------------
Scudder Cash Investment Trust "S"             1%                           .
---------------------------------------------------
Scudder Emerging Markets Growth Fund "S"      1%
---------------------------------------------------
                                            100%
---------------------------------------------------





For more complete details about the Fund's investment portfolio, see page 32. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                         as of February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------



                                                          Shares       Value ($)
--------------------------------------------------------------------------------

Pathway Conservative Portfolio

--------------------------------------------------------------------------------
Money Market 11.4%
--------------------------------------------------------------------------------
                                                                     -----------
Scudder Cash Investment Trust "S" (Cost $13,810,030) .   13,810,030   13,810,030
                                                                     -----------
--------------------------------------------------------------------------------
Fixed Income 52.5%
--------------------------------------------------------------------------------
 Scudder GNMA Fund "S" ...............................      924,633   13,915,723
 Scudder Income Fund "S" .............................    3,447,562   43,921,934
 Scudder Short Term Bond Fund "S" ....................      519,917    5,531,920
--------------------------------------------------------------------------------
Total Fixed Income (Cost $64,337,144)                                 63,369,577
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity 36.1%
--------------------------------------------------------------------------------
 Scudder Capital Growth Fund "S" .....................       29,372    1,519,686
 Scudder Classic Growth Fund "S" .....................      430,972    8,619,449
 Scudder Growth and Income Fund "S" ..................      451,575   10,151,404
 Scudder International Fund "S" ......................       46,803    2,147,324
 Scudder Large Company Value Fund "S" ................      145,925    3,906,423
 Scudder S&P 500 Index Fund "S" ......................    1,046,392   17,317,790
 Scudder Small Company Value Fund "S" ................           28          546
--------------------------------------------------------------------------------
Total Equity (Cost $50,418,411)                                       43,662,622
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $128,565,585) (a)          120,842,229
--------------------------------------------------------------------------------

(a)The cost for federal income tax purposes was $128,637,477. At February 28, 2001, net unrealized depreciation for all securities based on tax cost was $7,795,248. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,531 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,803,779.

   During the six months ended February 28, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $32,063,188 and $20,242,525, respectively.



    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                         as of February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------



                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Pathway Moderate Portfolio

--------------------------------------------------------------------------------
Money Market 8.0%
--------------------------------------------------------------------------------
                                                                     -----------
 Scudder Cash Investment Trust "S" (Cost $20,198,989)   20,198,989   20,198,989
                                                                     -----------
--------------------------------------------------------------------------------
Fixed Income 35.5%
--------------------------------------------------------------------------------
 Scudder GNMA Fund "S" ..............................    1,047,669   15,767,417
 Scudder Income Fund "S" ............................    5,782,066   73,663,515
--------------------------------------------------------------------------------
Total Fixed Income (Cost $88,907,658) ...............                 89,430,932
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity 56.5%
--------------------------------------------------------------------------------
 Scudder 21st Century Growth Fund "S" ...............       98,759    1,885,317
 Scudder Classic Growth Fund "S" ....................    2,732,911   54,658,219
 Scudder Development Fund "S" .......................       88,884    2,452,301
 Scudder Emerging Markets Growth Fund "S" ...........        1,284       13,272
 Scudder Growth and Income Fund "S" .................    2,815,107   63,283,602
 Scudder International Fund "S" .....................      383,763   17,607,039
 Scudder Small Company Stock Fund "S" ...............        2,332       40,466
 Scudder Small Company Value Fund "S" ...............      109,061    2,140,869
--------------------------------------------------------------------------------
Total Equity (Cost $167,563,157)                                     142,081,085
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $276,669,804) (a)          251,711,006
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $277,178,199. At February 28, 2001, net unrealized depreciation for all securities based on tax cost was $25,467,193. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $406,618 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,873,811.

    During the six months ended February 28, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $65,288,840 and $40,540,000, respectively.


    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                         as of February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------



                                                          Shares       Value ($)
--------------------------------------------------------------------------------

Pathway Growth Portfolio

--------------------------------------------------------------------------------
Money Market 1.6%
--------------------------------------------------------------------------------
                                                                     -----------
 Scudder Cash Investment Trust "S" (Cost $3,671,658).   3,671,658    3,671,658
                                                                     -----------
--------------------------------------------------------------------------------
Fixed Income 14.9%
--------------------------------------------------------------------------------
 Scudder Emerging Markets Income Fund "S" ..........        1,080        8,751
 Scudder GNMA Fund "S" .............................      805,175   12,117,877
 Scudder Income Fund "S" ...........................    1,752,281   22,324,061
--------------------------------------------------------------------------------
Total Fixed Income (Cost $34,248,894) ..............                34,450,689
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity 83.5%
--------------------------------------------------------------------------------
 Scudder 21st Century Growth Fund "S" ..............      223,126    4,259,483
 Scudder Capital Growth Fund "S" ...................      246,532   12,755,582
 Scudder Emerging Markets Growth Fund "S" ..........      258,491    2,672,794
 Scudder Global Fund "S" ...........................          328        8,309
 Scudder Growth and Income Fund "S" ................      709,038   15,939,165
 Scudder International Fund "S" ....................      543,628   24,941,646
 Scudder Large Company Growth Fund "S" .............    1,183,625   33,792,489
 Scudder Large Company Value Fund "S" ..............    1,953,209   52,287,411
 Scudder S&P 500 Index Fund "S" ....................    2,538,679   42,015,134
 Scudder Small Company Stock Fund "S" ..............      246,565    4,277,903
--------------------------------------------------------------------------------
Total Equity (Cost $212,262,161)                                   192,949,916
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $250,182,713) (a)        231,072,263
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $250,273,116. At February 28, 2001, net unrealized depreciation for all securities based on tax cost was $19,200,853. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $890,311 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,091,164.

    During the six months ended February 28, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $55,933,973 and $42,490,000, respectively.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Assets and Liabilities as of February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                      Conservative      Moderate          Growth
 Assets                                Portfolio        Portfolio        Portfolio
------------------------------------------------------------------------------------

Investments in securities, at
   value (for cost, see
   accompanying investment
   portfolios).................... $  120,842,229   $  251,711,006   $  231,072,263
Receivable for Portfolio shares
   sold...........................     21,175,944        6,581,209        1,271,163
                                   ---------------- ---------------  ---------------
Total assets......................    142,018,173      258,292,215      232,343,426

Liabilities
------------------------------------------------------------------------------------
Payable for Portfolio shares
   redeemed.......................     27,114,103        5,813,189        4,841,793
Due to Advisor....................         47,362          108,247          104,390
Other accrued expenses and
   payables.......................            108               67               73
                                   ---------------- ---------------  ---------------
Total liabilities                      27,161,573        5,921,503        4,946,256
---------------------              ---------------- ---------------  ---------------
Net assets, at value               $  114,856,600   $  252,370,712   $  227,397,170
---------------------              ---------------- ---------------  ---------------

Net Assets
------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment
   income.........................        538,534          550,871           21,226
Net unrealized appreciation
   (depreciation) on investments..     (7,723,356)     (24,958,798)     (19,110,450)
Accumulated net realized gain
   (loss).........................        464,671        5,396,038        7,305,535
Paid-in capital...................    121,576,751      271,382,601      239,180,859
------------------------------------------------------------------------------------
Net assets, at value               $  114,856,600   $  252,370,712   $  227,397,170
------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.



                                       33

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Assets and Liabilities (continued)
--------------------------------------------------------------------------------

                                     Conservative      Moderate          Growth
Net Asset Value                       Portfolio        Portfolio        Portfolio
------------------------------------------------------------------------------------
Class AARP
Net assets applicable to shares
   outstanding ....................   $ 66,143,080   $  3,863,773   $111,202,547
Shares outstanding of beneficial
   interest, $.01 par value,
   unlimited number of shares
   authorized .....................      5,626,003        335,564      8,135,393

Net Asset Value, offering and        -------------------------------------------
   redemption price per share .....   $      11.76   $      11.51   $      13.67
                                     -------------------------------------------
Class S
Net assets applicable to shares
   outstanding ....................   $ 40,105,236   $235,739,946   $114,798,093
Shares outstanding of beneficial
   interest, $.01 par value,
   unlimited number of shares
   authorized .....................      3,411,344     20,466,859      8,397,805

Net Asset Value, offering and        -------------------------------------------
   redemption price per share .....   $      11.76   $      11.52   $      13.67
                                     -------------------------------------------
Class A
Net assets applicable to shares
   outstanding ....................   $  8,424,442   $  7,635,953   $  1,158,417

Shares outstanding of beneficial
   interest, $.01 par value,
   unlimited number of shares
   authorized .....................        717,043        662,797         84,781

Net Asset Value, offering and        -------------------------------------------
   redemption price per share .....   $      11.75   $      11.52   $      13.66
                                     -------------------------------------------
Maximum offering price per share
   (100/94.25 of NAV) .............   $      12.47   $      12.22   $      14.49

Class B
Net assets applicable to shares
   outstanding ....................   $     95,581   $  3,339,920   $     98,917
Shares outstanding of beneficial
   interest, $.01 par value,
   unlimited number of shares
   authorized .....................          8,138        289,871          7,241

NetAsset Value, offering and
   redemption price per share
   (subject to contingent            -------------------------------------------
   deferred sales charge) .........   $      11.75   $      11.52   $      13.66
                                     -------------------------------------------
Class C
Net assets applicable to shares
   outstanding ....................   $     88,261   $  1,791,120   $    139,196
Shares outstanding of beneficial
   interest, $.01 par value,
   unlimited number of shares
   authorized .....................          7,515        155,465         10,191
NetAsset Value, offering and
   redemption price per share
   (subject to contingent            -------------------------------------------
   deferred sales charge) .........   $      11.74   $      11.52   $      13.66
                                     -------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Operations for the six months ended February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                     Conservative      Moderate          Growth
Investment Income                     Portfolio        Portfolio        Portfolio
------------------------------------------------------------------------------------
Income:
Income distributions from
   Underlying Funds..............  $    2,059,492   $    3,582,450   $    2,029,950
                                   -------------------------------------------------
Expenses:
Administrative services fees.....              32               20               25
Distribution services fees.......              76               47               48
                                   -------------------------------------------------
Total expenses                                108               67               73
------------------------------------------------------------------------------------
Net investment income                   2,059,384        3,582,383        2,029,877
------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from
   investments...................      (1,146,009)      (2,884,438)      (2,819,515)
Capital gain distributions from
   Underlying Funds..............       1,711,998        8,979,503       10,458,255
                                   ---------------- ---------------  ---------------
                                          565,989        6,095,065        7,638,740
                                   ---------------- ---------------  ---------------

Net unrealized appreciation
   (depreciation) during the
   period on investments.........      (4,983,123)     (35,375,914)     (39,806,119)
------------------------------------------------------------------------------------
Net gain (loss) on investment
transactions                           (4,417,134)     (29,280,849)     (32,167,379)
------------------------------------------------------------------------------------
Net increase (decrease) in net     $   (2,357,750)   $ (25,698,466)   $ (30,137,502)
assets resulting from operations
------------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Pathway Conservative Portfolio
--------------------------------------------------------------------------------

                                                     Six Months
                                                         Ended
                                                     February 28,
                                                         2001          Year Ended
Increase (Decrease) in Net Assets                    (Unaudited)    August 31, 2000
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $   2,059,384    $   1,506,351
Net realized gain (loss) on investment transactions         565,989          226,473
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (4,983,123)         297,128
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      (2,357,750)       2,029,952
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................        (982,234)
                                                      -------------    -------------
  Class S .........................................        (976,068)      (1,501,999)
                                                      -------------    -------------
Net realized gains:
  Class AARP ......................................         (75,118)            --
                                                      -------------    -------------
  Class S .........................................         (41,230)        (496,165)
                                                      -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .........................      54,335,846       10,993,069
Shares issued in tax-free reorganization ..........      75,728,998             --
Reinvestment of distributions .....................       1,876,510        1,971,501
Cost of shares redeemed ...........................     (41,178,023)     (12,699,741)
                                                      -------------    -------------
Net increase (decrease) in net assets from
   Portfolio share transactions ...................      90,763,331          264,829
                                                      -------------    -------------
Increase (decrease) in net assets .................      86,330,931          296,617
Net assets at beginning of period .................      28,525,669       28,229,052
Net assets at end of period (including
   undistributed net investment income of $538,534    -------------    -------------
   and $437,452, respectively) ....................   $ 114,856,600    $  28,525,669
                                                      -------------    -------------






    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Pathway Moderate Portfolio
--------------------------------------------------------------------------------

                                                        Six Months
                                                          Ended
                                                       February 28,    Year Ended
                                                          2001        August 31,
Increase (Decrease) in Net Assets                      (Unaudited)      2000
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $   3,582,383    $   8,556,951
Net realized gain (loss) on investment transactions       6,095,065       22,881,867
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     (35,375,914)       6,039,371
                                                      -------------    -------------

Net increase (decrease) in net assets resulting
   from operations ................................     (25,698,466)      37,478,189
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................         (36,352)            --
                                                      -------------    -------------
  Class S .........................................      (4,954,245)      (9,014,342)
                                                      -------------    -------------
Net realized gains:
  Class AARP ......................................        (268,095)            --
                                                      -------------    -------------

  Class S .........................................     (21,863,077)     (12,447,102)
                                                      -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .........................      66,481,169      108,535,744
Reinvestment of distributions .....................      26,114,000       21,360,904
Cost of shares redeemed ...........................     (45,082,648)    (135,571,896)
                                                      -------------    -------------
Net increase (decrease) in net assets from
   Portfolio share transactions ...................      47,512,521       (5,675,248)
                                                      -------------    -------------
Increase (decrease) in net assets .................      (5,307,714)      10,341,497
Net assets at beginning of period .................     257,678,426      247,336,929
Net assets at end of period (including
   undistributed net investment income                ------------------------------
   of $550,871 and $1,959,085, respectively) ......   $ 252,370,712    $ 257,678,426
                                                      ------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Pathway Growth Portfolio
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended
                                                     February 28,     Year Ended
                                                         2001         August 31,
 Increase (Decrease) in Net Assets                   (Unaudited)        2000
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $   2,029,877    $   1,985,332
Net realized gain (loss) on investment transactions       7,638,740       12,785,592
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     (39,806,119)       8,896,681
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................     (30,137,502)      23,667,605
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................      (1,005,808)            --
                                                      -------------    -------------
  Class S .........................................      (2,691,758)      (1,933,519)
                                                      -------------    -------------
Net realized gains:
  Class S .........................................     (11,744,456)      (5,886,277)
                                                      -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .........................      28,836,748       59,261,130
Shares issued in tax-free reorganization ..........     134,438,805             --
Reinvestment of distributions .....................      15,352,753        7,810,433
Cost of shares redeemed ...........................     (33,563,851)     (49,103,823)
                                                      -------------    -------------
Net increase (decrease) in net assets from
   Portfolio share transactions....................     145,064,455       17,967,740
                                                      -------------    -------------

Increase (decrease) in net assets .................      99,484,931       33,815,549
Net assets at beginning of period .................     127,912,239       94,096,690
Net assets at end of period (including
   undistributed net investment income of $21,226     ------------------------------
   and $1,688,915, respectively) ..................   $ 227,397,170    $ 127,912,239
                                                      ------------------------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
Pathway Conservative Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------
                                                                      2001(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                                 $12.16
------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                      .22
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions  (.44)
------------------------------------------------------------------------------
  Total from investment operations                                    (.22)
------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                               (.17)
------------------------------------------------------------------------------
  Net realized gains on investment transactions                       (.01)
------------------------------------------------------------------------------
  Total distributions                                                 (.18)
------------------------------------------------------------------------------
Net asset value, end of period                                       $11.76
------------------------------------------------------------------------------
Total Return (%) (c)                                                 (1.81)**
------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   66
------------------------------------------------------------------------------
Ratio of expenses (%) (d)                                                --
------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                             4.29*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             44*
------------------------------------------------------------------------------

(a) For the period from September 25, 2000 (commencement of sales of Class AARP shares) to February 28, 2001 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

(c) Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.

(d) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of operating, administrative and advisory expenses of the underlying Scudder Funds.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
Pathway Conservative Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
Years Ended August 31,                   2001(b)   2000     1999   1998(c)  1997(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period    $12.47   $12.45   $12.28   $13.27  $12.00
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                 .26(e)   .65(e)   .57(e)   .51(e)     .39
------------------------------------------------------------------------------------
  Net realized and unrealized gain       (.60)      .23      .36    (.63)    1.36
  (loss) on investment transactions
------------------------------------------------------------------------------------
  Total from investment operations       (.34)      .88      .93    (.12)    1.75
------------------------------------------------------------------------------------
Less distributions from:

  Net investment income                  (.36)    (.65)    (.55)    (.57)   (.33)
------------------------------------------------------------------------------------
  Net realized gains on investment       (.01)    (.21)    (.21)    (.30)   (.15)
  transactions
------------------------------------------------------------------------------------
  Total distributions                    (.37)    (.86)    (.76)    (.87)   (.48)
------------------------------------------------------------------------------------
Net asset value, end of period          $11.76   $12.47   $12.45   $12.28  $13.27
------------------------------------------------------------------------------------
Total Return (%) (f)                    (2.75)**   7.39     7.62   (1.10)**14.99**
-------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)      40       29       28       29      17
------------------------------------------------------------------------------------
Ratio of expenses (%) (g)                   --       --       --       --      --
------------------------------------------------------------------------------------
Ratio of net investment income (%)       4.30*     5.30     4.45    4.21*   3.67*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                44*       26       28      32*     42*
------------------------------------------------------------------------------------

(a) On September 25, 2000, existing shares of the Fund were redesignated as Class S.

(b) For the six months ended February 28, 2001 (Unaudited).

(c) For the eleven months ended August 31, 1998. On August 12, 1998 the Portfolio changed its fiscal year end from September 30 to August 31.

(d) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(e) Based on monthly average shares outstanding during the period.

(f) Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

(g) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*  Annualized

** Not annualized

--------------------------------------------------------------------------------
Pathway Moderate Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

-------------------------------------------------------------------------------
                                                                     2001(a)
-------------------------------------------------------------------------------

Net asset value, beginning of period                                   $13.80
-------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                        .19
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.14)
-------------------------------------------------------------------------------
  Total from investment operations                                       (.95)
-------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.16)
-------------------------------------------------------------------------------
  Net realized gains on investment transactions                         (1.18)
-------------------------------------------------------------------------------
  Total distributions                                                   (1.34)
-------------------------------------------------------------------------------
Net asset value, end of period                                         $11.51
-------------------------------------------------------------------------------
Total Return (%) (c)                                                    (7.30)**
-------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      4
-------------------------------------------------------------------------------
Ratio of expenses (%) (d)                                                  --
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                2.70*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                34*
-------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

(c) Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.

(d) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of operating, administrative and advisory expenses of the underlying Scudder Funds.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
Pathway Moderate Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
Years Ended August 31,                   2001(b)   2000     1999   1998(c)  1997(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period    $14.30   $13.42   $12.06   $13.56  $12.00
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    .19(e)   .45(e)   .38(e)   .39(e)     .37
------------------------------------------------------------------------------------
  Net realized and unrealized gain       (1.52)    1.60     1.79    (1.26)   1.59
  (loss) on investment transactions
------------------------------------------------------------------------------------
  Total from investment operations       (1.33)    2.05     2.17     (.87)   1.96
------------------------------------------------------------------------------------
Less distributions from:

  Net investment income                   (.27)    (.48)    (.38)    (.42)   (.33)
------------------------------------------------------------------------------------
  Net realized gains on investment       (1.18)    (.69)    (.43)    (.21)   (.07)
  transactions
------------------------------------------------------------------------------------
  Total distributions                    (1.45)   (1.17)    (.81)    (.63)   (.40)
------------------------------------------------------------------------------------
Net asset value, end of period          $11.52   $14.30   $13.42   $12.06  $13.56
------------------------------------------------------------------------------------
Total Return (%) (f)                     (9.76)** 15.65    18.27    (6.78)**16.67**
------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     236      258      247      222     192
------------------------------------------------------------------------------------
Ratio of expenses (%) (g)                   --       --       --       --      --
------------------------------------------------------------------------------------
Ratio of net investment income (%)        2.90*     3.23    2.88     3.15*   2.96*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 34*      28       24      28*      24*
------------------------------------------------------------------------------------

(a) On October 2, 2000, existing shares of the Fund were redesignated as Class S.

(b) For the six months ended February 28, 2001 (Unaudited).

(c) For the eleven months ended August 31, 1998. On August 12, 1998 the Portfolio changed its fiscal year end from September 30 to August 31.

(d) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(e) Based on monthly average shares outstanding during the period.

(f) Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

(g) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*  Annualized

** Not annualized

--------------------------------------------------------------------------------
Pathway Growth Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP



--------------------------------------------------------------------------------
                                                                     2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $15.32
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss) (b)                                       .12
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions   (1.65)
--------------------------------------------------------------------------------
  Total from investment operations                                     (1.53)
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                                 (.12)
--------------------------------------------------------------------------------
  Total distributions                                                   (.12)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $13.67
--------------------------------------------------------------------------------
Total Return (%) (c)                                                  (10.03)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   111
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                     --
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               1.87(d)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               38*
--------------------------------------------------------------------------------

(a) For the period from September 25, 2000 (commencement of sales of Class AARP shares) to February 28, 2001 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

(c) Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

(d) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*  Annualized

** Not annualized

--------------------------------------------------------------------------------
Pathway Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
Years Ended August 31,                   2001(b)   2000     1999   1998(c)  1997(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period    $17.85   $15.33   $12.17   $14.15    $12.00
------------------------------------------------------------------------------------
Income from investment operations:

  Net investment income                    .13(e)   .29(e)   .18(e)   .23(e)    .29
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      (2.31)    3.41     3.61    (1.74)     2.15
------------------------------------------------------------------------------------
  Total from investment operations       (2.18)    3.70     3.79    (1.51)     2.44
------------------------------------------------------------------------------------
Less distributions from:

  Net investment income                   (.36)    (.29)    (.20)    (.21)     (.16)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           (1.64)    (.89)    (.43)    (.26)     (.13)
------------------------------------------------------------------------------------
  Total distributions                    (2.00)   (1.18)    (.63)    (.47)     (.29)
------------------------------------------------------------------------------------
Net asset value, end of period          $13.67   $17.85   $15.33   $12.17    $14.15
------------------------------------------------------------------------------------
Total Return (%) (f)                    (13.29)** 24.24    31.69   (10.94)*   20.79**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     115      128       94       64        50
------------------------------------------------------------------------------------
Ratio of expenses (%) (g)                   --       --       --       --        --
------------------------------------------------------------------------------------
Ratio of net investment income (%)        1.74*     1.67    1.26     1.78*     2.09*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 38*      27       28       24*       15*
------------------------------------------------------------------------------------

(a) On September 25, 2000, existing shares of the Fund were redesignated as Class S.

(b) For the six months ended February 28, 2001 (Unaudited).

(c) For the eleven months ended August 31, 1998. On August 12, 1998, the Portfolio changed its fiscal year end from September 30 to August 31.

(d) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(e) Based on monthly average shares outstanding during the period.

(f) Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

(g) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*   Annualized

**  Not annualized

Notes to Financial Statements                                       (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

The Conservative, Moderate (formerly Balanced) and Growth Portfolios (the "Portfolios") are each a diversified series of Scudder Pathway Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The series is composed of six separate diversified portfolios, three of which are currently offered. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds").

On September 25, 2000, Conservative Portfolio and Growth Portfolio commenced offering multiple classes of shares and on October 2, 2000, Moderate Portfolio commenced offering multiple classes of shares. Existing shares of each Portfolio were redesignated as Class S and the Fund commenced offering Class AARP. In addition, on December 29, 2000, each Portfolio commenced offering Classes A, B, and C. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class A, B, and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, administrative services fees and administrative fees. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Portfolio have equal rights with respect to voting subject to class-specific arrangements.

--------------------------------------------------------------------------------

The Portfolios' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer, as provided for in the Internal Revenue Code, as amended, which is applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income from the Conservative and Moderate Portfolios, if any, are made quarterly. Distributions of net investment income from the Growth Portfolio are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

--------------------------------------------------------------------------------


B. Related Parties

Prior to the implementation of each underlying fund's Administrative Services Agreement, the Special Servicing Agreement (the "Service Agreement") was entered into by Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolios under the Service Agreement. The Advisor arranged for all services pertaining to the operations of the Portfolios. If the Trustees determined that the aggregate expenses of a Portfolio were less than the estimated savings to the Underlying Scudder Funds from the operation of such Portfolio, each of the Underlying Scudder Funds incurred those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying Scudder Funds carried expenses that were in excess of the estimate of savings to the respective Underlying Funds. These estimated savings resulted from the elimination of separate shareholder accounts which either currently were or had the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds did not exceed aggregate expenses of any Portfolio, the Advisor paid certain costs on behalf of the respective Portfolio. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolios during the period. The Special Servicing Agreement terminated upon implementation of an Administrative Agreement by each Portfolio and each applicable Underlying Fund.

Administrative Fee. Effective September 25, 2000 for the Conservative Portfolio and Growth Portfolio and October 2, 2000 for the Moderate Portfolio, as approved by the Portfolio's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund. There is currently no fee payable by each Portfolio under the Administrative Agreement.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of each Portfolio. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent of each Portfolio. In

--------------------------------------------------------------------------------


addition, other service providers not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to each Portfolio under the Administrative Agreement. ZSI will pay the service providers for the provision of their services to each Portfolio and will pay other Portfolio expenses, including insurance, registration, printing, postage and other costs.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Fund's net assets. At February 28, 2001, the Conservative Portfolio held the following Underlying Funds' outstanding shares: approximately 5% of the Scudder Income Fund. At February 28, 2001, the Moderate Portfolio held the following Underlying Funds' outstanding shares: approximately 12% of the Scudder Classic Growth Fund and approximately 9% of the Scudder Income Fund. At February 28, 2001, the Growth Portfolio held the following Underlying Funds' outstanding shares: approximately 5% of the Scudder Small Company Stock Fund.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc., ("KDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of operations) through February 28, 2001, the Distribution Fees are as follows:




Pathway Conservative                                          Unpaid at
                                                Total        February 28,
                 Distribution Fee            Aggregated         2001
------------------------------------------ ---------------  ---------------
Class B..............................      $           44   $           44
Class C..............................                  32               32
                                           -------------------------------
                                           $           76   $           76
                                           -------------------------------
Pathway Moderate                                              Unpaid at
                                                Total        February 28,
                 Distribution Fee            Aggregated         2001
------------------------------------------ ---------------  ---------------
Class B..............................      $            4   $            4
Class C..............................                  43               43
                                           -------------------------------
                                           $           47   $           47
                                           -------------------------------
Pathway Growth                                                Unpaid at
                                                Total        February 28,
                 Distribution Fee            Aggregated         2001
------------------------------------------ ---------------  ---------------
Class B..............................      $           18   $           18
Class C..............................                  30               30
                                           --------------------------------
                                           $           48   $           48
                                           -------------------------------

--------------------------------------------------------------------------------


Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period December 29, 2000 (commencement of sales) through February 28, 2001 aggregated $1,721, of which none was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of operations) to February 28, 2001, there were no CDSC for Class B and Class C.

Administrative Services Fees. Kemper Distributors, Inc., ("KDI"), an affiliate of the Advisor, provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period December 29, 2000 (commencement of sales) through February 28, 2001, the Administrative Services Fees were as follows:

Pathway Conservative

                                                               Unpaid at
                                                 Total       February 28,
Administrative Services Fees                  Aggregated         2001
---------------------------------------------------------------------------
Class A                                       $      7         $      7
Class B                                             14               14
Class C                                             11               11
                                              -----------------------------
                                              $     32         $     32
                                              -----------------------------

Pathway Moderate                                                Unpaid at
                                                 Total        February 28,
Administrative Services Fees                  Aggregated        2001
---------------------------------------------------------------------------
Class A                                       $      5         $      5
Class B                                              1                1
Class C                                             14               14
                                              -----------------------------
                                              $     20         $     20
                                              -----------------------------

Pathway Growth                                                 Unpaid at
                                                Total         February 28,
Administrative Services Fees                  Aggregated          2001
---------------------------------------------------------------------------
Class A                                       $      9         $      9
Class B                                              5                5
Class C                                             11               11
                                              -----------------------------
                                              $     25         $     25
                                              -----------------------------

--------------------------------------------------------------------------------

C. Lines of Credit

The Portfolios and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

D. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds.

E. Acquisition of Assets

On September 22, 2000, the Scudder Pathway Growth Portfolio acquired all the net assets of AARP Diversified Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 8,775,379 shares of the Pathway Growth Portfolio (valued at $134,438,805) for 7,676,616 shares of AARP Diversified Growth Fund outstanding on September 22, 2000. AARP Diversified Growth Fund's net assets at that date ($134,438,805), including $3,622,666 of unrealized appreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio immediately before the acquisition were $123,169,202. The combined net assets of the Portfolio immediately following the acquisition were $257,608,007.

In addition, also on September 22, 2000, the Scudder Pathway Conservative Portfolio acquired all the net assets of the AARP Diversified Income with Growth Portfolio pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a

--------------------------------------------------------------------------------

tax-free exchange of 6,227,714 shares of the Pathway Conservative Portfolio (valued at $75,728,998) for 4,910,097 shares of the AARP Diversified Income with Growth Portfolio outstanding at September 22, 2000. AARP Diversified Income with Growth Portfolio's net assets at that date ($75,728,998) including $2,027,100 of unrealized depreciation, were combined with those of the Pathway Conservative Portfolio. The aggregate net assets of the Pathway Conservative Portfolio immediately before the acquisition were $28,381,617. The combined net assets of the Portfolio immediately following the acquisition were $104,110,615.

--------------------------------------------------------------------------------


F. Share Transactions

Pathway Conservative Portfolio


The following tables summarize share and dollar activity in the Fund:

                                          Six Months Ended                    Year Ended
                                          February 28, 2001                 August 31, 2000
                              -----------------------------------------------------------------
                                        Shares          Dollars          Shares         Dollars
Shares sold
-----------------------------------------------------------------------------------------------
Class AARP* ....................        155,054    $  1,863,164            --      $       --
Class S** ......................      1,384,963      16,795,760         898,481      10,993,069
Class A*** .....................      2,090,813      24,651,912            --              --
Class B*** .....................        409,063       4,847,142            --              --
Class C*** .....................        523,325       6,177,868            --              --
                                                   -------------                ---------------
                                                   $ 54,335,846                    $ 10,993,069
                                                   -------------                ---------------
Shares issued in tax-free reorganization
-----------------------------------------------------------------------------------------------
Class AARP* ....................      6,227,714    $ 75,728,998            --      $       --

Shares issued to shareholders in reinvestment of distributions
-----------------------------------------------------------------------------------------------
Class AARP* ....................         73,014    $    871,793            --      $       --
Class S** ......................         83,649       1,004,717         161,702       1,971,501
Class A*** .....................           --              --              --              --
Class B*** .....................           --              --              --              --
Class C*** .....................           --              --              --              --
                                                   -------------                ---------------
                                                   $  1,876,510                    $  1,971,501
                                                   -------------                ---------------
Shares redeemed
-----------------------------------------------------------------------------------------------
Class AARP* ....................       (829,779)   $ (9,992,282)           --      $       --
Class S** ......................       (345,344)     (4,173,255)     (1,040,207)    (12,699,741)
Class A*** .....................     (1,373,770)    (16,198,516)           --              --
Class B*** .....................       (400,925)     (4,732,570)           --              --
Class C*** .....................       (515,810)     (6,081,400)           --              --
                                                   -------------                ---------------
                                                   $(41,178,023)                   $(12,699,741)
                                                   -------------                ---------------
Net increase (decrease)
-----------------------------------------------------------------------------------------------
Class AARP* ....................      5,626,003    $ 68,471,673            --      $       --
Class S** ......................      1,123,268      13,627,222          19,976         264,829
Class A*** .....................        717,043       8,453,396            --              --
Class B*** .....................          8,138         114,572            --              --
Class C*** .....................          7,515          96,468            --              --
                                                   -------------                ---------------
                                                   $ 90,763,331                    $    264,829
                                                   -------------                ---------------

* For the period from September 25, 2000 (commencement of sales of Class AARP) to February 28 2001.

** On September 25, 2000, existing shares of the Fund were redesignated as Class S.

*** For the period December 29, 2000 (commencement of sales of Class A, B and C) to February 28, 2001.

--------------------------------------------------------------------------------

Pathway Moderate Portfolio

The following tables summarize share and dollar activity in the Fund:

                                  Six Months Ended                    Year Ended
                                 February 28, 2001                 August 31, 2000
                   -----------------------------------------------------------------------
                                Shares          Dollars          Shares           Dollars
Shares sold
------------------------------------------------------------------------------------------
Class AARP* ...........         331,444    $   4,349,182             --      $        --
Class S** .............       3,382,425       43,564,129        7,833,193      108,535,744
Class A*** ............       1,080,090       12,531,434             --               --
Class B*** ............         290,200        3,367,111             --               --
Class C*** ............         229,803        2,669,313             --               --
                                           -------------                     -------------
                                           $  66,481,169                     $ 108,535,744
                                           -------------                     -------------
Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------------
Class AARP* ...........          24,683    $     296,935             --      $        --
Class S** .............       2,123,158       25,817,065        1,530,882       21,360,904
Class A*** ............            --               --               --               --
Class B*** ............            --               --               --               --
Class C*** ............            --               --               --               --
                                           -------------                     -------------
                                           $  26,114,000                     $  21,360,904
                                           -------------                     -------------
Shares redeemed
------------------------------------------------------------------------------------------
Class AARP* ...........         (20,563)   $    (255,959)            --      $        --
Class S** .............      (3,060,928)     (39,120,459)      (9,773,242)    (135,571,896)
Class A*** ............        (417,293)      (4,840,133)            --               --
Class B*** ............            (329)          (3,778)            --               --
Class C*** ............         (74,338)        (862,319)            --               --
                                           --------------                    -------------
                                           $ (45,082,648)                    $ (135,571,89)
                                           --------------                    -------------
Net increase (decrease)
------------------------------------------------------------------------------------------
Class AARP* ...........         335,564    $   4,390,158             --      $        --
Class S** .............       2,444,655       30,260,735         (409,167)      (5,675,248)
Class A*** ............         662,797        7,691,301             --               --
Class B*** ............         289,871        3,363,333             --               --
Class C*** ............         155,465        1,806,994             --               --
                                           -------------                     -------------
                                           $  47,512,521                     $  (5,675,248)
                                           -------------                     -------------


* For the period from October 2, 2000 (commencement of sales of Class AARP) to February 28, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

*** For the period December 29, 2000 (commencement of sales of Class A, B and C) to February 28, 2001.

--------------------------------------------------------------------------------

Pathway Growth Portfolio

The following tables summarize share and dollar activity in the Fund:

                                                    Six Months Ended                    Year Ended
                                                    February 28, 2001                 August 31, 2000
                                          -----------------------------------------------------------------
                                                  Shares          Dollars          Shares           Dollars
Shares sold
-----------------------------------------------------------------------------------------------------------
Class AARP* ............................         262,978    $   3,872,781             --      $        --
Class S** ..............................       1,413,113       20,932,858        3,423,782       59,261,130
Class A*** .............................         240,102        3,337,528             --               --
Class B*** .............................           7,241          114,328             --               --
Class C*** .............................          41,457          579,253             --               --
                                                            -------------                     -------------
                                                            $  28,836,748                     $  59,261,130
                                                            -------------                     -------------
Shares issued in tax-free reorganization
-----------------------------------------------------------------------------------------------------------
Class AARP* ............................       8,775,379    $ 134,438,805             --      $        --

Shares issued to shareholders in reinvestment of distributions
-----------------------------------------------------------------------------------------------------------
Class AARP* ............................          67,111    $     976,470             --      $        --
Class S** ..............................         943,416       14,376,283          445,546        7,810,433
Class A*** .............................            --               --               --               --
Class B*** .............................            --               --               --               --
Class C*** .............................            --               --               --               --
                                                            -------------                     -------------
                                                            $  15,352,753                     $   7,810,433
                                                            -------------                     -------------
Shares redeemed
-----------------------------------------------------------------------------------------------------------
Class AARP* ............................        (970,075)   $ (14,245,671)            --      $        --
Class S** ..............................      (1,126,405)     (16,744,325)      (2,839,518)     (49,103,823)
Class A*** .............................        (155,321)      (2,142,638)            --               --
Class B*** .............................            --               --               --               --
Class C*** .............................         (31,266)        (431,217)            --               --
                                                            -------------                     -------------
                                                            $ (33,563,851)                    $ (49,103,823)
                                                            -------------                     -------------
Net increase (decrease)
-----------------------------------------------------------------------------------------------------------
Class AARP* ............................       8,135,393    $ 125,042,385             --      $        --
Class S** ..............................       1,230,124       18,564,816        1,029,810       17,967,740
Class A*** .............................          84,781        1,194,890             --               --
Class B*** .............................           7,241          114,328             --               --
Class C*** .............................          10,191          148,036             --               --
                                                            -------------                     -------------
                                                            $ 145,064,455                     $  17,967,740
                                                            -------------                     -------------

* For the period from September 25, 2000 (commencement of sales of Class AARP) to February 28, 2001.

** On September 25, 2000, existing shares of the Fund were redesignated as Class S.

*** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to February 28, 2001.

--------------------------------------------------------------------------------
G. Subsequent Event

On April 6, 2001, the Scudder Pathway Growth Portfolio acquired all the net assets of the Farmers Growth Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 224,590 shares of the Pathway Growth Portfolio - Class A and 250,898 shares of the Pathway Growth Portfolio - Class B for 275,767 shares of Farmers Growth Portfolio - Class A and 310,289 shares of Farmers Growth Portfolio - Class B, respectively, outstanding on April 6, 2001. Farmers Growth Portfolio's net assets at that date ($6,031,229), including $621,094 of unrealized depreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio before the acquisition were $234,976,082. The combined net assets of the Portfolio immediately following the acquisition were $241,007,311.

On April 6, 2001, the Scudder Pathway Conservative Portfolio acquired all the net assets of the Farmers Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 31,581 shares of the Pathway Conservative
- Class A and 3,667 shares of the Pathway Conservative Portfolio - Class B for 30,692 shares of Farmers Income Portfolio - Class A and 3,573 shares of Farmer's Income Portfolio - Class B, respectively, outstanding on April 6, 2001. Farmers Income Portfolio's net assets at that date ($397,979), including $4,613 of unrealized appreciation, were combined with those of the Pathway Conservative Portfolio. The aggregate net assets of the Pathway Conservative Portfolio before the acquisition were $107,930,517. The combined net assets of the Portfolio immediately following the acquisition were $108,328,496.

On April 6, 2001, the Scudder Pathway Moderate Portfolio acquired all the net assets of the Farmers Income with Growth Portfolio, the Farmers Balanced Portfolio and the Farmers Growth with Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 295,403 shares of the Pathway Moderate Portfolio - Class A and 350,992 shares of the Pathway Moderate Portfolio - Class B for 67,931 shares of the Farmers Income with Growth Portfolio - Class A, 96,457 shares of the Farmers Balanced Portfolio - Class A, 119,633 shares of the Farmers Growth with Income Portfolio - Class A, 51,208 shares of the Farmers Income with Growth Portfolio Class - B, 121,230 shares of the Farmers Balanced Portfolio - Class B and

--------------------------------------------------------------------------------

169,077 shares of the Farmers Growth with Income Portfolio - Class B, respectively, outstanding on April 6, 2001. Farmers Income with Growth
Portfolios,   Farmers  Balanced  and  Farmers  Growth  with  Income  net  assets
($1,441,126,  $2,489,242  and  $3,096,353,  respectively),   including  $14,816,
$90,781 and $170,987, respectively, of unrealized depreciation, were combined with those of the Pathway Moderate Portfolio. The aggregate net assets of the Pathway Moderate Portfolio before the acquisition were $257,111,118. The combined net assets of the Portfolio immediately following the acquisition were $264,137,839.

Officers and Trustees
--------------------------------------------------------------------------------



 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      Exeter Capital Management
      Corporation

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Donald E. Hall*
   o  Vice President


 James E. Masur*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       58

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED FEBRUARY 28, 2001
SCUDDER PATHWAY
PORTFOLIO SERIES FUND
 " From a tactical standpoint, we have maintained a tilt toward value stocks and an underweight position in international equities. "

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
TERMS TO KNOW

9
STATISTICS FOR CONSERVATIVE PORTFOLIO AND LARGEST HOLDINGS

10
STATISTICS FOR GROWTH PORTFOLIO AND LARGEST HOLDINGS

11
STATISTICS FOR MODERATE PORTFOLIO AND LARGEST HOLDINGS

12
PORTFOLIO OF INVESTMENTS

15
FINANCIAL STATEMENTS

18
FINANCIAL HIGHLIGHTS

21
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 SCUDDER PATHWAY(R) PORTFOLIO SERIES
 TOTAL RETURNS

 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001
 (UNADJUSTED FOR ANY SALES CHARGE)

                          CLASS A   CLASS B   CLASS C
 .........................................................
    SCUDDER PATHWAY(R)
    CONSERVATIVE
    PORTFOLIO              -2.91%    -3.15%    -3.15%
 .........................................................
    SCUDDER PATHWAY(R)
    GROWTH PORTFOLIO      -13.36%   -13.58%   -13.58%
 .........................................................
    SCUDDER PATHWAY(R)
    MODERATE PORTFOLIO     -9.84%   -10.06%   -10.06%
 .........................................................

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.
 NET ASSET VALUE

                                     AS OF     AS OF
                                    2/28/01   1/2/01
 .........................................................
    SCUDDER PATHWAY(R)
    CONSERVATIVE PORTFOLIO CLASS A   $11.75    $11.86
 .........................................................
    SCUDDER PATHWAY(R)
    CONSERVATIVE PORTFOLIO CLASS B   $11.75    $11.86
 .........................................................
    SCUDDER PATHWAY(R)
    CONSERVATIVE PORTFOLIO CLASS C   $11.75    $11.86
 .........................................................
    SCUDDER PATHWAY(R) GROWTH
    PORTFOLIO CLASS A                $13.67    $14.25
 .........................................................
    SCUDDER PATHWAY(R) GROWTH
    PORTFOLIO CLASS B                $13.67    $14.25
 .........................................................
    SCUDDER PATHWAY(R) GROWTH
    PORTFOLIO CLASS C                $13.67    $14.25
 .........................................................
    SCUDDER PATHWAY(R) MODERATE
    PORTFOLIO CLASS A                $11.52    $11.88
 .........................................................
    SCUDDER PATHWAY(R) MODERATE
    PORTFOLIO CLASS B                $11.52    $11.88
 .........................................................
    SCUDDER PATHWAY(R) MODERATE
    PORTFOLIO CLASS C                $11.52    $11.88
 .........................................................

 SCUDDER PATHWAY(R) PORTFOLIO SERIES
 RANKINGS AS OF 2/28/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER CATEGORIES*

                                          CLASS S
 ......................................................
    SCUDDER PATHWAY(R) CONSERVATIVE      #59 of 90
    PORTFOLIO 1-YEAR                       funds
 ......................................................
    SCUDDER PATHWAY(R) GROWTH             #259 of
    PORTFOLIO 1-YEAR                     403 funds
 ......................................................
    SCUDDER PATHWAY(R) MODERATE           #407 of
    PORTFOLIO 1-YEAR                     468 funds
 ......................................................

*LIPPER, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL
 DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE. RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. THE PORTFOLIOS ARE COMPARED WITH THEIR RESPECTIVE LIPPER CATEGORIES AS FOLLOWS: SCUDDER PATHWAY(R) CONSERVATIVE PORTFOLIO, BALANCED FUNDS, SCUDDER PATHWAY(R) GROWTH PORTFOLIO, MULTI-CAP CORE FUNDS AND SCUDDER PATHWAY(R) MODERATE PORTFOLIO, INCOME FUNDS.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

The investment world never presents us with total clarity. Even so, there are moments when the uncertainties appear to be greater than usual. This is one of those moments. The global economy is slowing, investors are unsure of the extent to which the Federal Reserve Board will cut interest rates and market leadership -- long resident in growth and technology stocks -- has become less certain.

  One understandable response is to seek shelter in safer investments such as money market funds. Yet over time, stocks have provided the strongest long-term returns. As a result, it is precisely at moments such as this when staying calm and remaining focused on the long-term record of stocks can be of the greatest value for investors.

  Despite an environment of turbulent stock prices, we are not concerned about the long-term outlook for the economy and markets. Although risks certainly continue to exist, we feel that the four points enumerated below can help investors develop the wherewithal to cope with the recent volatility.

INTEREST RATE BACKDROP POSITIVE

  Investors who fret about the uncertainty of the economic outlook seem to be forgetting one key issue: Interest rates are falling. The Fed cut rates by half a percentage point on March 20, and it is clear that they are prepared to make additional rate cuts as necessary. Other central banks around the world are following suit. We believe that these cuts will ultimately have a positive effect on the economy after the usual time lag. We see important evidence for this assertion in the bond market, where investment-grade, high-yield, and other types of non-government bonds have all found buyers since the first Fed rate cut in January. Additionally, lending has ticked up and consumers have responded to lower mortgage rates with an avalanche of refinancing applications. Another bit of evidence comes from the stock market, where basic materials, consumer cyclicals, and small-cap companies have all perked up.

  This is a classic signal that the market sees the potential for a recovery later in the year. We continue to expect that the next few months will be difficult for the economy, but also believe that the worst will be over around mid-year.

INFLATION NOT A CRITICAL LONG-RUN CONCERN

  January inflation readings came in above expectations, prompting many analysts to become concerned that long-dormant inflation is reawakening. We don't believe this to be the case, however, and the much tamer February inflation statistics support our view. Long-term forces that contributed to stable prices during the 90s -- such as deregulation, globalization and technology -- are still firmly in place. In addition, the combination of slowing global growth and excess production capacity will reduce the ability of companies to raise prices. The cyclical peaks in inflation have been falling for 20 years, and we expect the next peak -- which may not occur for another five years -- to be well below the current peak of 4 percent.

THE TECHNOLOGY REVOLUTION STILL HAS FAR TO RUN

  The crash in the Internet sector and the financial difficulties of many telecommunications companies will not mark the end of the current technological revolution, but simply its evolution to another phase. Companies that satisfy customers will prosper, and those that employ new technologies will be more efficient than ever. This will result in productivity gains and competitive advantage for the most well-managed firms. It is difficult to predict the exact beneficiaries of this next phase, but they will exist. We therefore disagree with those who pronounce the demise of the technology miracle. We maintain our view that this is a huge revolution that will raise productivity and provide exciting investment opportunities in many "old economy" companies that stand to reap the benefits of the innovations.

REFORMS CONTINUE IN EUROPE

  Europe has undertaken the reform process somewhat grudgingly, but reforms have been instituted nonetheless. Privatization has swept major industries, politicians have chipped away at labor protections (making labor markets more flexible) and tax code reform has become more

                                                                               3

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (3/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       4.90                   5.80                   6.30                   5.20
Prime rate (2)                                  8.20                   9.50                   9.00                   7.75
Inflation rate (3)*                             3.50                   3.40                   3.30                   1.60
The U.S. dollar (4)                             8.80                   8.40                   0.50                  -0.10
Capital goods orders (5)*                       2.80                  15.20                   8.40                   5.60
Industrial production (5)*                      1.20                   5.90                   5.90                   3.30
Employment growth (6)                           0.90                   1.90                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/28/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

widespread as deep cuts in Germany have forced other countries to compete. Mergers occur with greater ease and capital markets have become more open. So far, these changes have had a significant impact on the region's economy, but not on the relative returns of European assets. Dollar-based investors have been further disadvantaged by the poor performance of the euro over the past two years. However, we believe that as the long-term effects of these changes are recognized, investors will respond in a positive fashion.

STAY THE COURSE

  These positive themes, while important for the market's long-term outlook, do not mean that stock prices will rebound next week, or even next month. Indeed, risks are still plentiful: The U.S. dollar is vulnerable due to the large trade deficit, both consumers and corporations continue to carry high levels of debt, and instability in Japan is a threat to the entire global economy. However, we believe that the factors we describe above will, over time, provide a positive underpinning for diversified portfolios of stocks and bonds. This point is particularly important for investors who bought stocks or stock funds to help achieve their long-term goals, but who are now questioning whether to reduce or even eliminate positions due to the market's fluctuations. Although we expect that volatility will continue to affect market performance in the weeks and months ahead, investors who have withstood the market's decline so far may miss the long-term benefit of these trends if they move out of stocks now. We therefore believe that the best option for long-term investors is to stay the course even if the turbulence in the stock market continues.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. ECONOMICS GROUP AS OF MARCH 16, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

 4

PERFORMANCE UPDATE

[HALL PHOTO]

LEAD PORTFOLIO MANAGER DONALD HALL JOINED THE FIRM IN 1982. HE IS A CHARTERED FINANCIAL ANALYST. THE FIRM'S LARGE STAFF OF ANALYSTS, RESEARCHERS, ECONOMISTS AND OTHER INVESTMENT PROFESSIONALS THROUGHOUT THE UNITED STATES AND ABROAD SUPPORTS HALL.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

A TORRENT OF DISAPPOINTING EARNINGS REPORTS,
OVERINVESTMENT IN MANY SECTORS, AND A SLOWDOWN IN
THE U.S. AND GLOBAL ECONOMIES LED TO A SHARP
DECLINE IN STOCK PRICES FOR THE SIX-MONTH PERIOD
ENDED FEBRUARY 28, 2001. AMID A WINTER OF INVESTOR
DISCONTENT WITH EQUITIES, POSITIVE RETURNS FROM
FIXED-INCOME SECURITIES HELPED MITIGATE THE EFFECTS
OF WHAT APPEARED TO BE THE FIRST GENUINE BEAR
MARKET SINCE OCTOBER 1987.

Q     HOW DID THE SCUDDER PATHWAY PORTFOLIOS PERFORM FOR THE SIX MONTHS ENDED
FEBRUARY 28, 2001?

A     Scudder Pathway Conservative Portfolio preserved capital to a greater degree than Scudder Pathway Moderate Portfolio or Scudder Pathway Growth Portfolio for the period. However, all three portfolios lost money. The Conservative Portfolio's -2.91 percent return for the six months ended February 28 (Class A shares unadjusted for sales charges) was less than the -0.08 percent peer group average return of Lipper's income funds category.

  Scudder Pathway Moderate Portfolio's return of -9.84 percent for the six months ended February 28 (Class A shares unadjusted for sales charges) was worse than the -5.91 percent return of the average fund in Lipper's balanced funds category, while Scudder Pathway Growth Portfolio's -13.36 percent return outpaced the -16.44 percent return of the average fund in Lipper's multi-cap core funds category.

Q     TECHNOLOGY AND OTHER DOMESTIC GROWTH STOCKS FELL SHARPLY THIS PAST WINTER.
WHY, AND HOW DID IT AFFECT THE PORTFOLIOS?

A     Valuations for technology and many other growth stocks were high as we entered the fiscal year that began last August. The prospect of reduced earnings growth and a slowing U.S. economy exacted a heavy toll on the stock market. Some of the largest, most well-known technology names were caught in a downdraft that caused the Standard & Poor's 500 index to plummet more than 18 percent for the six months ended February 28. For example, former stalwarts such as Cisco Systems, EMC, Nortel Networks and Sun Microsystems fell to levels that were 65 percent to 80 percent off their previous highs. Since technology firms make up a large portion of the universe of stocks with a growth investment style, most growth-oriented mutual funds performed poorly during the period.

Q     VALUE STOCKS OUTPERFORMED THEIR GROWTH COUNTERPARTS BY A WIDE MARGIN
DURING THE PERIOD. WHY?

A     The investment climate experienced a dramatic shift over the latter half of 2000. As the high-flying growth sectors fell back to Earth, investors began to search for stocks with steady fundamentals and more reasonable valuations. Such issues are generally viewed as having lower downside risk and are therefore more attractive in a difficult market environment. What's more, many value stocks had already fallen so far over the previous two years that even the worst fears about the economy were already reflected in their prices.

  To illustrate the breadth of the divergence between growth and value, consider the return of two key indices. From August 31, 2000,



                                                                               5

PERFORMANCE UPDATE

to February 28, 2001, the Russell 1000 Growth Index fell 36.79 percent. In contrast, the Russell 1000 Value Index produced a GAIN of 2.03 percent for the period. The outperformance of value in relation to growth generally held true among smaller companies, as well. This divergence underscores our long-standing view that investors should maintain some exposure to BOTH groups, since it is difficult to tell which will be in favor at any given time.

Q     INTERNATIONAL STOCKS REMAINED UNDER PRESSURE DURING THE PERIOD. WHAT
EVENTS HAVE BEEN DRIVING THE PERFORMANCE OF THE OVERSEAS MARKETS?

A     While historically it has paid to hold a position in international equities, investors who avoided the sector -- or were underweight in it, as was the case with the Pathway Portfolios -- benefited during the past six months. Overseas stocks were hurt by a similar set of factors that caused the markets to crumble in the United States: slowing tech sales, rising energy prices and fears of what slower growth in the United States would mean for the global economy. Virtually all of the major global markets posted losses over the period, and currency exchange rates were generally unfavorable for dollar-based investors. Some of the worst news came from Japan, where a lack of meaningful reform, faltering economic growth and concerns about the health of the banking sectors led stock prices to decline steadily throughout the period. Although we are encouraged by tax reform in Europe and the potential effects of corporate restructuring in Japan, we intend to remain underweight in international stocks until the outlook for the global economy becomes clearer.

Q     HOW DID BONDS REACT TO AN ENVIRONMENT OF SLOWING GROWTH?

A     Bonds -- particularly higher-quality issues -- performed well during the past half year, demonstrating the continued importance of diversification. Many investors overlooked bonds during the past three-plus years, as the large gains in stocks seemed to make the steady income of bonds less attractive. But in an environment of slower growth, which can cause stocks to weaken considerably, bonds tend to perform well. This is because an economic slowdown often prompts the Federal Reserve to cut interest rates, making fixed-income investments more attractive. The rally in bonds was particularly strong during November and December, as it became apparent that slowing growth would make rate cuts inevitable. Treasury bonds provided the best performance over the full period, while corporate issues (which are more sensitive to the economy) produced sluggish returns before coming to life in December. The portfolio's weightings in bonds proved valuable, in that they provided both positive absolute returns and a cushion against volatility in the stock market.

Q     HOW WAS PATHWAY CONSERVATIVE PORTFOLIO POSITIONED OVER THE PAST SIX
MONTHS, AND HOW DID THAT POSITIONING AFFECT PERFORMANCE?

A     The Conservative Portfolio's strongest performer was Scudder Income Fund, which invests in a mix of government bonds, mortgage-backed securities and higher-grade corporate issues. During a period in which lower short-term interest rates boosted bond market performance, Scudder Income Fund was well positioned to capitalize on the rally. Scudder Short-Term Bond Fund and Scudder GNMA Fund also made positive contributions to performance.

  The positive returns of the portfolio's fixed-income holdings were more than offset by the declines in its holdings in stock funds. The only holding to post a gain was Scudder Large Company Value Fund, which benefited from the market's renewed focus on stocks with strong fundamentals and attractive valuations. On the downside, our holdings in domestic growth funds, as well as our weighting in Scudder International Fund, were the largest detractors from performance.

  The Conservative Portfolio was most heavily weighted in bond funds (55 percent of the portfolio) and continued to hold a smaller position in stock funds (40 percent). The portfolio remains broadly diversified, with the fixed-income portion providing exposure to bonds across varying sectors and maturities, and the equity portion holding positions in growth, value and international stocks.

Q     HOW WAS PATHWAY MODERATE PORTFOLIO POSITIONED OVER THE PAST SIX MONTHS,
AND HOW DID THAT POSITIONING AFFECT PERFORMANCE?

A     The primary reason for Pathway Moderate Portfolio's underperformance relative to its peers for the six months ended February 28 was its position in Scudder Growth & Income Fund, which posted a sharp double-digit decline for the period, unlike many value funds. Since Growth & Income Fund constituted 26.25 percent of net assets as of February 28, its

 6

PERFORMANCE UPDATE

decline weighed heavily on performance. In addition, it prevented the portfolio from gaining adequate diversification from the losses in its growth funds.

  On the growth side, our largest holding -- Scudder Classic Growth Fund -- was down significantly. In addition, two growth-oriented holdings in which we hold 1 percent or less -- Scudder Development Fund and Scudder 21st Century Growth
Fund -- also declined. Scudder International Fund posted losses as well, but we benefited from having an underweight position in the fund during a period of weakness for overseas equities.

  The Moderate Portfolio's fixed-income position boosted performance and also helped reduce the overall volatility of the portfolio. Scudder Income Fund was our largest holding at 28.5 percent of assets. The portfolio also gained positive returns from its 6.5 percent weighting in Scudder GNMA Fund.

  On the equity side, we remain diversified between growth and value, with an overweighting in the latter. This positioning reflects our broader view that stocks with attractive valuations will continue to outperform growth in a period likely to be marked by high stock market volatility and slow economic growth.

Q     HOW WAS PATHWAY GROWTH PORTFOLIO POSITIONED OVER THE PAST SIX MONTHS, AND
HOW DID THAT POSITIONING AFFECT PERFORMANCE?

A     While we are not happy with the portfolio's negative performance during the period, we are pleased to report that we accomplished our objective of beating the benchmark. One of the most important factors in the portfolio's outperformance was its significant position in Scudder Large Company Value Fund, which benefited from the market's renewed focus on stocks with strong fundamentals and attractive valuations. At 23 percent of net assets, the fund was the Growth Portfolio's largest holding as of February 28. It was also our top-performing equity fund. In our view, the strong showing of Large Company Value Fund amid a difficult period for growth stocks underscores the importance of holding both growth and value within the portfolio. On the negative side, Scudder Growth & Income Fund -- which also has a value tilt -- generated negative results.

  The portfolio's holdings in growth funds -- particularly Scudder Large Company Growth Fund, in which we hold 15 percent of net assets -- detracted significantly from performance. Our weighting in Scudder International Fund (11 percent of net assets) also weighed on returns, although we benefited from holding only a 7 percent position in the fund -- lower than the 10 percent weighting in international stocks held in the portfolio's benchmark.

  On the plus side, the portfolio's 15 percent weighting in fixed-income funds also performed particularly well, as falling interest rates were beneficial for virtually all sectors of the bond market. In addition, our weighting in this area helped mitigate the high volatility of our holdings in equity funds.

Q     WHAT HAS BEEN THE PORTFOLIO'S OVERALL TACTICAL POSITIONING, AND WHAT
FACTORS MAY AFFECT TACTICAL STRATEGY FOR THE BALANCE OF THE FISCAL YEAR?

A     From a tactical standpoint, we have maintained a tilt toward value stocks and an underweight position in international equities. While popular commentary revolves around the contour of the growth in the economy and the near-term earnings outlook, we believe that the most profound impact on asset allocation policy would be a change in the inflation outlook and or a material change in valuations. If the outlook for longer-term inflation rises, the mix is likely to have less exposure to long-term bonds, a lower weighting in stocks, and more cash and intermediate-term bonds. Likewise, a stable inflation outlook would lead to a larger weighting in equities and, secondarily, longer-term bonds. A key part of our ongoing research is to understand the long-term influences on inflation: namely globalization, demographic changes, productivity trends, the influence of technology and government policies. Valuation shifts are also important. The market tends to discount changes in the earnings outlook ahead of time but sometimes overshoots a conservative estimate of value.

Q     WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS FROM HERE?

A     Stock market volatility is likely to remain high as the tug-of-war continues between investors who are looking to take advantage of reduced valuations, and those who feel that slower growth and higher inventory levels are likely to pressure the market for several months. In this environment, we continue to stress the importance of not making investment decisions based on fear, uncertainty or the latest economic report. In a volatile market, especially one with a downward bias, we believe it is essential to remain disciplined and focused on long-term goals at all times.

                                                                               7

TERMS TO KNOW

CURRENCY EXCHANGE RATE The price at which one country's currency can be exchanged into another currency. When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

DIVERSIFICATION The spreading of risk by investing in several asset categories, industry sectors or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

GROWTH FUND A fund that invests primarily in companies that have displayed above-average earnings growth and are expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

VALUE FUND A fund that invests primarily in companies whose stock prices do not fully reflect their intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield or some other valuation measure, relative to their industries or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

WEIGHTING (OVER/UNDER) The allocation of assets -- usually in terms of sectors, industries or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

 8

STATISTICS FOR CONSERVATIVE PORTFOLIO               LARGEST HOLDINGS

PORTFOLIO COMPOSITION*

    SCUDDER PATHWAY(R) CONSERVATIVE
    FUND                                    ON 2/28/01         ON 8/31/00
------------------------------------------------------------------------------
    EQUITY                                       36%                40%
 ..............................................................................
    FIXED INCOME                                 53                 55
 ..............................................................................
    MONEY MARKET                                 11                  5
 ..............................................................................
------------------------------------------------------------------------------

[PIE CHART] [PIE CHART]

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 35 PERCENT OF TOTAL PORTFOLIO ON FEBRUARY 28, 2001

HOLDING                                                              PERCENT
----------------------------------------------------------------------------

SCUDDER S&P 500 INDEX FUND "S"                                         14%
----------------------------------------------------------------------------
SCUDDER GROWTH & INCOME FUND "S"                                        9%
----------------------------------------------------------------------------
SCUDDER CLASSIC GROWTH FUND "S"                                         7%
----------------------------------------------------------------------------
SCUDDER LARGE COMPANY VALUE FUND "S"                                    3%
----------------------------------------------------------------------------
SCUDDER INTERNATIONAL FUND "S"                                          2%
----------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

                                                                               9

LARGEST HOLDINGS                      STATISTICS FOR PATHWAY(R) GROWTH PORTFOLIO


PORTFOLIO COMPOSITION*

    SCUDDER PATHWAY(R) GROWTH FUND          ON 2/28/01         ON 8/31/00
------------------------------------------------------------------------------
    EQUITY                                       83%                85%
 ..............................................................................
    FIXED INCOME                                 15                 14
 ..............................................................................
    MONEY MARKET                                  2                  1
 ..............................................................................
------------------------------------------------------------------------------

[PIE CHART] [PIE CHART]

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 74 PERCENT OF TOTAL PORTFOLIO ON FEBRUARY 28, 2001

HOLDING                                                           PERCENT
-------------------------------------------------------------------------

SCUDDER LARGE COMPANY VALUE FUND "S"                                23%
-------------------------------------------------------------------------
SCUDDER S&P 500 FUND "S"
                                                                    18%
-------------------------------------------------------------------------
SCUDDER LARGE COMPANY GROWTH FUND "S"                               15%
-------------------------------------------------------------------------
SCUDDER INTERNATIONAL FUND "S"
                                                                    11%
-------------------------------------------------------------------------
SCUDDER GROWTH & INCOME FUND "S"                                     7%
-------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

 10

STATISTICS FOR MODERATE PORTFOLIO                   LARGEST HOLDINGS

PORTFOLIO COMPOSITION*

    SCUDDER PATHWAY(R) MODERATE FUND        ON 2/28/01         ON 8/31/00
------------------------------------------------------------------------------
    EQUITY                                       56%                60%
 ..............................................................................
    FIXED INCOME                                 36                 35
 ..............................................................................
    MONEY MARKET                                  8                  5
 ..............................................................................
------------------------------------------------------------------------------

[PIE CHART] [PIE CHART]

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 55 PERCENT OF TOTAL PORTFOLIO ON FEBRUARY 28, 2001

HOLDING                                                              PERCENT
----------------------------------------------------------------------------

SCUDDER GROWTH & INCOME FUND "S"                                        25%
----------------------------------------------------------------------------
SCUDDER CLASSIC GROWTH FUND "S"                                         21%
----------------------------------------------------------------------------
SCUDDER INTERNATIONAL FUND "S"                                           7%
----------------------------------------------------------------------------
SCUDDER DEVELOPMENT FUND "S"                                             1%
----------------------------------------------------------------------------
SCUDDER SMALL COMPANY VALUE FUND "S"                                     1%
----------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

                                                                              11

PORTFOLIO OF INVESTMENTS

SCUDDER PATHWAY CONSERVATIVE PORTFOLIO
Portfolio of Investment at February 28, 2001
(UNAUDITED)

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

    MONEY MARKET--11.4%
                                       Scudder Cash Investment Trust "S"
                                       (Cost $13,810,030)                                  13,810,030   $ 13,810,030
                                       ---------------------------------------------------------------------------------
                                                                                                          13,810,030
------------------------------------------------------------------------------------------------------------------------

    FIXED INCOME--52.5%
                                       Scudder GNMA Fund "S"                                  924,633     13,915,723
                                       Scudder Income Fund "S"                              3,447,562     43,921,934
                                       Scudder Short Term Bond Fund "S"                       519,917      5,531,920
                                       ---------------------------------------------------------------------------------
                                       TOTAL FIXED INCOME
                                       (Cost $64,337,144)                                                 63,369,577
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    EQUITY--36.1%
                                       Scudder Capital Growth Fund "S"                         29,372      1,519,686
                                       Scudder Classic Growth Fund "S"                        430,972      8,619,449
                                       Scudder Growth and Income Fund "S"                     451,575     10,151,404
                                       Scudder International Fund "S"                          46,803      2,147,324
                                       Scudder Large Company Value Fund "S"                   145,925      3,906,423
                                       Scudder S&P 500 Index Fund "S"                       1,046,392     17,317,790
                                       Scudder Small Company Value Fund "S"                        28            546
                                       ---------------------------------------------------------------------------------
                                       TOTAL EQUITY
                                       (Cost $50,418,411)                                                 43,662,622
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $128,565,585)(a)                                           $120,842,229
                                       ---------------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $128,637,477. At February 28, 2001, net unrealized depreciation for all securities based on tax cost was $7,795,248. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,531 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,803,779.

    During the six months ended February 28, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $32,063,188 and $20,242,525, respectively.

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

SCUDDER PATHWAY MODERATE PORTFOLIO
Investment Portfolio as of February 28, 2001
(UNAUDITED)

                                                                                            SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------

    MONEY MARKET--8.0%
                                       Scudder Cash Investment Trust "S"
                                       (Cost $20,198,989)                                   20,198,989   $ 20,198,989
                                       ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

    FIXED INCOME--35.5%
                                       Scudder GNMA Fund "S"                                 1,047,669     15,767,417
                                       Scudder Income Fund "S"                               5,782,066     73,663,515
                                       ------------------------------------------------------------------------------
                                       TOTAL FIXED INCOME
                                       (Cost $88,907,658)                                                  89,430,932
                                       ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

    EQUITY--56.5%
                                       Scudder 21st Century Growth Fund "S"                     98,759      1,885,317
                                       Scudder Classic Growth Fund "S"                       2,732,911     54,658,219
                                       Scudder Development Fund "S"                             88,884      2,452,301
                                       Scudder Emerging Markets Growth Fund "S"                  1,284         13,272
                                       Scudder Growth and Income Fund "S"                    2,815,107     63,283,602
                                       Scudder International Fund "S"                          383,763     17,607,039
                                       Scudder Small Company Stock Fund "S"                      2,332         40,466
                                       Scudder Small Company Value Fund "S"                    109,061      2,140,869
                                       ------------------------------------------------------------------------------
                                       TOTAL EQUITY
                                       (Cost $167,563,157)                                                142,081,085
                                       ------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $276,669,804)(a)                                            $251,711,006
                                       ------------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $277,178,199. At February 28, 2001, net unrealized depreciation for all securities based on tax cost was $25,467,193. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $406,618 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,873,811.

    During the six months ended February 28, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $65,288,840 and $40,540,000, respectively.

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

SCUDDER PATHWAY GROWTH PORTFOLIO
Investment Portfolio as of February 28, 2001
(UNAUDITED)

                                                                                               SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------

    MONEY MARKET--1.6%
                                              Scudder Cash Investment Trust "S"
                                              (Cost $3,671,658)                               3,671,658   $  3,671,658
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    FIXED INCOME--14.9%
                                              Scudder Emerging Markets Income Fund "S"            1,080          8,751
                                              Scudder GNMA Fund "S"                             805,175     12,117,877
                                              Scudder Income Fund "S"                         1,752,281     22,324,061
                                              ----------------------------------------------------------------------------
                                              TOTAL FIXED INCOME
                                              (Cost $34,248,894)                                            34,450,689
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    EQUITY--83.5%
                                              Scudder 21st Century Growth Fund "S"              223,126      4,259,483
                                              Scudder Capital Growth Fund "S"                   246,532     12,755,582
                                              Scudder Emerging Markets Growth Fund "S"          258,491      2,672,794
                                              Scudder Global Fund "S"                               328          8,309
                                              Scudder Growth and Income Fund "S"                709,038     15,939,165
                                              Scudder International Fund "S"                    543,628     24,941,646
                                              Scudder Large Company Growth Fund "S"           1,183,625     33,792,489
                                              Scudder Large Company Value Fund "S"            1,953,209     52,287,411
                                              Scudder S&P 500 Index Fund "S"                  2,538,679     42,015,134
                                              Scudder Small Company Stock Fund "S"              246,565      4,277,903
                                              ----------------------------------------------------------------------------
                                              TOTAL EQUITY
                                              (Cost $212,262,161)                                          192,949,916
                                              ----------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100.0%
                                              (Cost $250,182,713)(a)                                      $231,072,263
                                              ----------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $250,273,116. At February 28, 2001, net unrealized depreciation for all securities based on tax cost was $19,200,853. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $890,311 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,091,164.

    During the six months ended February 28, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $55,933,973 and $42,490,000, respectively.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
as of February 28, 2001
(UNAUDITED)

                                                                           SCUDDER PATHWAY FUND
                                                                ------------------------------------------
                                                                CONSERVATIVE     MODERATE        GROWTH
                                                                 PORTFOLIO       PORTFOLIO      PORTFOLIO
ASSETS
----------------------------------------------------------------------------------------------------------
Investments in securities, at value (for cost, see
accompanying investment portfolios)                             $120,842,229    251,711,006    231,072,263
----------------------------------------------------------------------------------------------------------
Receivable for Portfolio shares sold                              21,175,944      6,581,209      1,271,163
----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     142,018,173    258,292,215    232,343,426
----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed                             27,114,103      5,813,189      4,841,793
----------------------------------------------------------------------------------------------------------
Due to Advisor                                                        47,362        108,247        104,390
----------------------------------------------------------------------------------------------------------
Other accrued expenses and payables                                      108             67             73
----------------------------------------------------------------------------------------------------------
Total liabilities                                                 27,161,573      5,921,503      4,946,256
----------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $114,856,600    252,370,712    227,397,170
----------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $    538,534        550,871         21,226
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         (7,723,356)   (24,958,798)   (19,110,450)
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                 464,671      5,396,038      7,305,535
----------------------------------------------------------------------------------------------------------
Paid-in capital                                                  121,576,751    271,382,601    239,180,859
----------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $114,856,600    252,370,712    227,397,170
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------------------------------------
CLASS AARP
  Net assets applicable to shares outstanding                   $ 66,143,080      3,863,773    111,202,547
----------------------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                            5,626,003        335,564      8,135,393
----------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share      $      11.76          11.51          13.67
----------------------------------------------------------------------------------------------------------
CLASS S
  Net assets applicable to shares outstanding                   $ 40,105,236    235,739,946    114,798,093
----------------------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                            3,411,344     20,466,859      8,397,805
----------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share      $      11.76          11.52          13.67
----------------------------------------------------------------------------------------------------------
CLASS A
  Net assets applicable to shares outstanding                   $  8,424,442      7,635,953      1,158,417
----------------------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                              717,043        662,797         84,781
----------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share             11.75          11.52          13.66
----------------------------------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of NAV)           $      12.47          12.22          14.49
----------------------------------------------------------------------------------------------------------
CLASS B
  Net assets applicable to shares outstanding                   $     95,581      3,339,920         98,917
----------------------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                                8,138        289,871          7,241
----------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price (subject to
  contingent deferred sales charge) per share                   $      11.75          11.52          13.66
----------------------------------------------------------------------------------------------------------
CLASS C
  Net assets applicable to shares outstanding                   $     88,261      1,791,120        139,196
----------------------------------------------------------------------------------------------------------
  Shares outstanding of beneficial interest, $.01 par value,
  unlimited number of shares authorized                                7,515        155,465         10,191
----------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price (subject to
  contingent deferred sales charge) per share                   $      11.74          11.52          13.66
----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
for the six months ended February 28, 2001
(UNAUDITED)

                                                                         SCUDDER PATHWAY FUND
                                                              ------------------------------------------
                                                              CONSERVATIVE     MODERATE        GROWTH
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------
Income:
Income distributions from Underlying Funds                    $ 2,059,492       3,582,450      2,029,950
--------------------------------------------------------------------------------------------------------
Expenses:
Administrative services fees                                           32              20             25
--------------------------------------------------------------------------------------------------------
Distribution services fees                                             76              47             48
--------------------------------------------------------------------------------------------------------
Total expenses                                                        108              67             73
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           2,059,384       3,582,383      2,029,877
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments                      (1,146,009)     (2,884,438)    (2,819,515)
--------------------------------------------------------------------------------------------------------
Capital gain distributions from Underlying Funds                1,711,998       8,979,503     10,458,255
--------------------------------------------------------------------------------------------------------
                                                                  565,989       6,095,065      7,638,740
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                 (4,983,123)    (35,375,914)   (39,806,119)
--------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                     (4,417,134)    (29,280,849)   (32,167,379)
--------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                    $(2,357,750)    (25,698,466)   (30,137,502)
--------------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               SCUDDER PATHWAY FUND
                               -------------------------------------------------------------------------------------
                                 CONSERVATIVE PORTFOLIO         MODERATE PORTFOLIO             GROWTH PORTFOLIO
                               --------------------------   ---------------------------   --------------------------
                                SIX MONTHS                  SIX MONTHS                    SIX MONTHS
                                  ENDED                        ENDED                         ENDED
                               FEBRUARY 28,   YEAR ENDED    FEBRUARY 28,    YEAR ENDED    FEBRUARY 28,   YEAR ENDED
                                   2001       AUGUST 31,       2001         AUGUST 31,       2001        AUGUST 31,
                               (UNAUDITED)       2000       (UNAUDITED)        2000       (UNAUDITED)       2000
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income          $  2,059,384    1,506,351      3,582,383       8,556,951     2,029,877      1,985,332
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investment transactions             565,989      226,473      6,095,065      22,881,867     7,638,740     12,785,592
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investment
transactions during the
period                           (4,983,123)     297,128    (35,375,914)      6,039,371   (39,806,119)     8,896,681
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets resulting from
operations                       (2,357,750)   2,029,952    (25,698,466)     37,478,189   (30,137,502)    23,667,605
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
from:
Net investment income:
  Class AARP                       (982,234)                    (36,352)             --    (1,005,808)            --
--------------------------------------------------------------------------------------------------------------------
  Class S                          (976,068)  (1,501,999)    (4,954,245)     (9,014,342)   (2,691,758)    (1,933,519)
--------------------------------------------------------------------------------------------------------------------
Net realized gains:
  Class AARP                        (75,118)          --       (268,095)             --
--------------------------------------------------------------------------------------------------------------------
  Class S                           (41,230)    (496,165)   (21,863,077)    (12,447,102)  (11,744,456)    (5,886,277)
--------------------------------------------------------------------------------------------------------------------
Portfolio share transactions:
Proceeds from shares sold        54,335,846   10,993,069     66,481,169     108,535,744    28,836,748     59,261,130
--------------------------------------------------------------------------------------------------------------------
Shares issued in tax-free
reorganization                   75,728,998           --                                  134,438,805             --
--------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions     1,876,510    1,971,501     26,114,000      21,360,904    15,352,753      7,810,433
--------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed         (41,178,023)  (12,699,741)  (45,082,648)   (135,571,896)  (33,563,851)   (49,103,823)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets from Portfolio
share transactions               90,763,331      264,829     47,512,521      (5,675,248)  145,064,455     17,967,740
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS                           86,330,931      296,617     (5,307,714)     10,341,497    99,484,931     33,815,549
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of
period                           28,525,669   28,229,052    257,678,426     247,336,929   127,912,239     94,096,690
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD
(including undistributed net
investment income of
$538,534, $437,452, $550,871
and $1,959,085, $21,226,
$1,688,915 respectively)       $114,856,600   28,525,669    252,370,712     257,678,426   227,397,170    127,912,239
--------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                              CLASS A        CLASS B        CLASS C
                                                             ---------      ---------      ---------
               PATHWAY CONSERVATIVE PORTFOLIO                 2001(A)        2001(A)        2001(A)
----------------------------------------------------------------------      ---------      ---------
Net asset value, beginning of period                          $11.93          11.93          11.93
----------------------------------------------------------------------      ---------      ---------
Income (loss) from investment operations:
  Net investment income (loss)(b)                                .06            .05            .05
----------------------------------------------------------------------      ---------      ---------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  (.24)          (.23)          (.24)
----------------------------------------------------------------------      ---------      ---------
Total from investment operations                                (.18)          (.18)          (.19)
----------------------------------------------------------------------      ---------      ---------
Net asset value, end of period                                $11.75          11.75          11.74
----------------------------------------------------------------------      ---------      ---------
TOTAL RETURN (%)(C)                                            (1.51)**       (1.51)**       (1.59)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------      ---------      ---------
Net assets, end of period ($ millions)                             8             .1            .09
----------------------------------------------------------------------      ---------      ---------
Ratio of expenses (%)(d)                                         .25*          1.00*          1.00*
----------------------------------------------------------------------      ---------      ---------
Ratio of net investment income (loss) (%)                       3.60*          2.85*          2.85*
----------------------------------------------------------------------      ---------      ---------
Portfolio turnover rate (%)                                       44*            44*            44*
----------------------------------------------------------------------      ---------      ---------

(a) For the period from December 29, 2000 (commencement of sales of Class A, B and C shares) to February 28, 2001 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of sales charges.

(d) The portfolio does not directly bear any fees or expenses other than distribution/service fee. However the portfolio's shareholders will indirectly bear the portfolio's pro rata share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested.

 * Annualized

** Not annualized

 18

FINANCIAL HIGHLIGHTS

                                                              CLASS A        CLASS B        CLASS C
                                                             ---------      ---------      ---------
                 PATHWAY MODERATE PORTFOLIO                   2001(A)        2001(A)        2001(A)
----------------------------------------------------------------------      ---------      ---------
Net asset value, beginning of period                          $12.04          12.04          12.04
----------------------------------------------------------------------      ---------      ---------
Income (loss) from investment operations:
  Net investment income (loss)(b)                                .04            .03            .03
----------------------------------------------------------------------      ---------      ---------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  (.56)          (.55)          (.55)
----------------------------------------------------------------------      ---------      ---------
Total from investment operations                                (.52)          (.52)          (.52)
----------------------------------------------------------------------      ---------      ---------
Net asset value, end of period                                $11.52          11.52          11.52
----------------------------------------------------------------------      ---------      ---------
TOTAL RETURN (%)(C)                                            (4.32)**       (4.32)**       (4.32)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------      ---------      ---------
Net assets, end of period ($ millions)                             8              3              2
----------------------------------------------------------------------      ---------      ---------
Ratio of expenses (%)(d)                                         .25*          1.00*          1.00*
----------------------------------------------------------------------      ---------      ---------
Ratio of net investment income (loss) (%)                       2.33*          1.57*          1.57*
----------------------------------------------------------------------      ---------      ---------
Portfolio turnover rate (%)                                       34*            34*            34*
----------------------------------------------------------------------      ---------      ---------

(a) For the period from December 29, 2000 (commencement of sales of Class A, B and C shares) to February 28, 2001 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of sales charges.

(d) The portfolio does not directly bear any fees or expenses other than distribution/service fee. However, the portfolio's shareholders will directly bear the portfolio's pro rata share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested.

 * Annualized

** Not annualized

                                                                              19

FINANCIAL HIGHLIGHTS

                                                              CLASS A        CLASS B        CLASS C
                                                             ---------      ---------      ---------
                  PATHWAY GROWTH PORTFOLIO                    2001(A)        2001(A)        2001(A)
----------------------------------------------------------------------      ---------      ---------
Net asset value, beginning of period                          $14.55          14.55          14.55
----------------------------------------------------------------------      ---------      ---------
Income (loss) from investment operations:
  Net investment income (loss)(b)                                .02           (.00)(c)       (.00)(c)
----------------------------------------------------------------------      ---------      ---------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  (.91)          (.89)          (.89)
----------------------------------------------------------------------      ---------      ---------
Total from investment operations                                (.89)          (.89)          (.89)
----------------------------------------------------------------------      ---------      ---------
Net asset value, end of period                                $13.66          13.66          13.66
----------------------------------------------------------------------      ---------      ---------
TOTAL RETURN (%)(D)                                            (6.12)**       (6.12)**       (6.12)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------      ---------      ---------
Net assets, end of period ($ thousands)                            1            .09             .1
----------------------------------------------------------------------      ---------      ---------
Ratio of expenses (%)(e)                                         .25*          1.00*          1.00*
----------------------------------------------------------------------      ---------      ---------
Ratio of net investment income (loss) (%)                        .71*          (.03)*         (.01)*
----------------------------------------------------------------------      ---------      ---------
Portfolio turnover rate (%)                                       38*            38*            38*
----------------------------------------------------------------------      ---------      ---------

(a) For the period from December 29, 2000 (commencement of sales of Class A, B and C shares) to February 28, 2001 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

(c) Less than $.005 per share.

(d) Total return does not reflect the effect of sales charges.

(e) The portfolio does not directly bear any fees or expenses other than distribution/service fees. However, the portfolio's shareholders will indirectly bear the portfolio's pro rata share of fees and expenses included by the underlying Scudder funds in which the portfolio in invested.

 * Annualized

** Not annualized

 20

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     The Conservative, Moderate (formerly Balanced) and
                             Growth Portfolios (the "Portfolios") are each a diversified series of Scudder Pathway Series (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The series is composed of six separate diversified portfolios, three of which are currently offered.
                             These portfolios invest primarily in existing
                             Scudder Funds (the "Underlying Scudder Funds").

                             On September 25, 2000 Conservative Portfolio and Growth Portfolio commenced offering multiple classes of shares and on October 2, 2000, Moderate Portfolio commenced offering multiple classes of shares. Existing shares of each Portfolio were redesignated as Class S and the Fund commenced offering Class AARP. In addition, on December 29, 2000, each Portfolio commenced offering Classes A, B, and C. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class A, B, and C shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, administrative services fees and administrative fees. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Portfolio have equal rights with respect to voting subject to class-specific arrangements.

                             The Portfolios' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by each Portfolio in the preparation of its financial statements.

                             SECURITY VALUATION. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             FEDERAL INCOME TAXES. Each Portfolio is treated as a single corporate taxpayer, as provided for in the Internal Revenue Code, as amended, which is applicable

                                                                              21

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income from the Conservative and Moderate Portfolios, if any, are made quarterly. Distributions of net investment income from the Growth Portfolio are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent federal excise tax.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments sold at a loss. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

--------------------------------------------------------------------------------

2    RELATED PARTIES         Prior to the implementation of each underlying

                             fund's Administrative Services agreement, the Special Servicing Agreement (the "Service Agreement") was entered into by Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolios under the Service Agreement. The Advisor arranged for all services pertaining to the operations of the Portfolios. If the Trustees determined that the aggregate expenses of a Portfolio were less than the estimated savings to the Underlying Scudder Funds from the operation of such Portfolio, each of the Underlying Scudder Funds incurred those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying Scudder Funds carried expenses that were in excess of the estimate of savings to the respective Underlying Funds. These estimated savings resulted from the elimination of separate shareholder accounts which either currently were or had the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds did not exceed aggregate expenses of any Portfolio, the Advisor paid certain costs on behalf of the respective Portfolio. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolios during the period. The Special Servicing Agreement terminated upon implementation of an Administrative Agreement by each Portfolio and each applicable Underlying Fund.

 22

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             ADMINISTRATIVE FEE. Effective September 25, 2000 for the Conservative Portfolio and Growth Portfolio and October 2, 2000 for the Moderate Portfolio, as approved by the Portfolio's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund. There is currently no fee payable by each Portfolio under the Administrative Agreement.

                             Various third-party service providers, some of which are affiliated with ZSI, provide certain services to each Portfolio under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for each Portfolio and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent of each Portfolio. In addition, other service providers not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to each Portfolio under the Administrative Agreement. ZSI pays the service providers for the provision of their services to each Portfolio and pays other Fund expenses, including insurance, registration, printing, postage and other costs.

                             The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Fund's net assets. At February 28, 2001, the Conservative Portfolio held the following Underlying Funds' outstanding shares: approximately 5% of the Scudder Income Fund. At February 28, 2001, the Moderate Portfolio held the following Underlying Funds' outstanding shares: approximately 12% of the Scudder Classic Growth Fund and approximately 9% of the Scudder Income Fund. At February 28, 2001, the Growth Portfolio held the following Underlying Funds' outstanding shares: approximately 5% of the Scudder Small Company Stock Fund.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of operations) through February 28, 2001, the Distribution Fees are as follows:

                             PATHWAY CONSERVATIVE

                                                                               TOTAL           UNPAID AT
                              DISTRIBUTION FEE                              AGGREGATED    FEBRUARY 28, 2001
                              -----------------------------------------------------------------------------
                              Class B                                          $44               $44
                              Class C                                           32                32
                                                                               ---               ---
                                                                               $76               $76

                              PATHWAY MODERATE

                                                                                TOTAL           UNPAID AT
                              DISTRIBUTION FEE                              AGGREGATED    FEBRUARY 28, 2001
                              -----------------------------------------------------------------------------
                              Class B                                          $ 4               $ 4
                              Class C                                           43                43
                                                                               ---               ---
                                                                               $47               $47

                                                                              23

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             PATHWAY GROWTH

                                                                             TOTAL           UNPAID AT
                             DISTRIBUTION FEE                              AGGREGATED    FEBRUARY 28, 2001
                             -----------------------------------------------------------------------------
                             Class B                                          $18               $18
                             Class C                                           30                30
                                                                              ---               ---
                                                                              $48               $48

                             ADMINISTRATIVE SERVICES FEES. Kemper Distributors,
                             Inc. ("KDI"), an affiliate of the Advisor, provides information and administrative services to Classes
                             A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class.
                             KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period December 29, 2000
                             (commencement of sales) through February 28, 2001, the Administrative Services Fees were as follows:

                             PATHWAY CONSERVATIVE

                                                                             TOTAL           UNPAID AT
                             ADMINISTRATIVE SERVICES FEES                  AGGREGATED    FEBRUARY 28, 2001
                             -----------------------------------------------------------------------------
                             Class A                                          $ 7               $ 7
                             Class B                                           14                14
                             Class C                                           11                11
                                                                              ---               ---
                                                                              $32               $32

                             PATHWAY MODERATE

                                                                             TOTAL           UNPAID AT
                             ADMINISTRATIVE SERVICES FEES                  AGGREGATED    FEBRUARY 28, 2001
                             -----------------------------------------------------------------------------
                             Class A                                          $ 5               $ 5
                             Class B                                            1                 1
                             Class C                                           14                14
                                                                              ---               ---
                                                                              $20               $20

                             PATHWAY GROWTH

                                                                             TOTAL           UNPAID AT
                             ADMINISTRATIVE SERVICES FEES                  AGGREGATED    FEBRUARY 28, 2001
                             -----------------------------------------------------------------------------
                             Class A                                          $ 9               $ 9
                             Class B                                            5                 5
                             Class C                                           11                11
                                                                              ---               ---
                                                                              $25               $25

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period December 29, 2000 (commencement of sales) through February 28, 2001 aggregated $1,721, of which none was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of sales) to February 28, 2001, there were no CDSC for Class B and Class C.

 24

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

3    LINES OF CREDIT         The Portfolios and several Scudder Funds (the
                             "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

4    REORGANIZATION          In early 2000, ZSI initiated a restructuring
                             program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds.

--------------------------------------------------------------------------------

5    ACQUISITION OF ASSETS   On September 22, 2000, the Scudder Pathway Growth
                             Portfolio acquired all the net assets of AARP
                             Diversified Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 8,775,379 shares of the Pathway Growth Portfolio (valued at $134,438,805) for 7,676,616 shares of AARP Diversified Growth
                             Fund outstanding on September 22, 2000. AARP
                             Diversified Growth Fund's net assets at that date
                             ($134,438,805), including $3,622,666 of unrealized
                             appreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio immediately before the acquisition were $123,169,202. The combined net assets of the Portfolio immediately following the acquisition were $257,608,007.

                             In addition, also on September 22, 2000, the Scudder Pathway Conservative Portfolio acquired all the net assets of the AARP Diversified Income with Growth Portfolio pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 6,227,714 shares of the Pathway Conservative Portfolio (valued at $75,728,998) for 4,910,097 shares of the AARP
                             Diversified Income with Growth Portfolio outstanding at September 22, 2000. AARP Diversified Income with Growth Portfolio's net assets at that date ($75,728,998) including $2,027,100 of unrealized depreciation, were combined with those of the Pathway Conservative Portfolio. The aggregate net assets of the Pathway Conservative Portfolio immediately before the acquisition were $28,381,617. The combined net assets of the Portfolio immediately following the acquisition were $104,110,615.

                                                                              25

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

6    SHARE TRANSACTIONS
                            PATHWAY CONSERVATIVE PORTFOLIO

                            The following tables summarize share and dollar activity in the Fund:

                                                                   SIX MONTHS ENDED                    YEAR ENDED
                                                                  FEBRUARY 28, 2001                 AUGUST 31, 2000
                                                              --------------------------       --------------------------
                                                                SHARES        DOLLARS            SHARES        DOLLARS
                                       SHARES SOLD
                                       ----------------------------------------------------------------------------------
                                        Class AARP*              155,054    $  1,863,164               --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class S**              1,384,963      16,795,760          898,481      10,993,069
                                       ----------------------------------------------------------------------------------
                                        Class A***             2,090,813      24,651,912               --              --
                                       ----------------------------------------------------------------------------------
                                        Class B***               409,063       4,847,142               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C***               523,325       6,177,868               --              --
                                       ----------------------------------------------------------------------------------
                                                                            $ 54,335,846                     $ 10,993,069
                                       ----------------------------------------------------------------------------------
                                       SHARES ISSUED IN TAX-FREE REORGANIZATION
                                       ----------------------------------------------------------------------------------
                                        Class AARP*            6,227,714    $ 75,728,998               --    $         --
                                       ----------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       ----------------------------------------------------------------------------------
                                        Class AARP*               73,014    $    871,793               --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class S**                 83,649       1,004,717          161,702       1,971,501
                                       ----------------------------------------------------------------------------------
                                        Class A***                    --              --               --              --
                                       ----------------------------------------------------------------------------------
                                        Class B***                    --              --               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C***                    --              --               --              --
                                       ----------------------------------------------------------------------------------
                                                                            $  1,876,510                     $  1,971,501
                                       ----------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ----------------------------------------------------------------------------------
                                        Class AARP*             (829,779)   $ (9,992,282)              --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class S**               (345,344)     (4,173,255)      (1,040,207)    (12,699,741)
                                       ----------------------------------------------------------------------------------
                                        Class A***            (1,373,770)    (16,198,516)              --              --
                                       ----------------------------------------------------------------------------------
                                        Class B***              (400,925)     (4,732,570)              --              --
                                       ----------------------------------------------------------------------------------
                                        Class C***              (515,810)     (6,081,400)              --              --
                                       ----------------------------------------------------------------------------------
                                                                            $(41,178,023)                    $(12,699,741)
                                       ----------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       ----------------------------------------------------------------------------------
                                        Class AARP*            5,626,003    $ 68,471,673               --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class S**              1,123,268      13,627,222           19,976         264,829
                                       ----------------------------------------------------------------------------------
                                        Class A***               717,043       8,453,396               --              --
                                       ----------------------------------------------------------------------------------
                                        Class B***                 8,138         114,572               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C***                 7,515          96,468               --              --
                                       ----------------------------------------------------------------------------------
                                                                            $ 90,763,331                     $    264,829
                                       ----------------------------------------------------------------------------------

                               * For the period from September 25, 2000
                                 (commencement of sales of Class AARP) to February 28 2001.
                              ** On September 25, 2000, existing shares of the
                                 Fund were redesignated as Class S.
                             *** For the period December 29, 2000 (commencement
                                 of sales of Class A, B and C) to February 28, 2001.

 26

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                           PATHWAY MODERATE PORTFOLIO

                           The following tables summarize share and dollar activity in the Fund:

                                                                   SIX MONTHS ENDED                    YEAR ENDED
                                                                  FEBRUARY 28, 2001                  AUGUST 31, 2000
                                                              --------------------------       ---------------------------
                                                                SHARES        DOLLARS            SHARES         DOLLARS
                                       SHARES SOLD
                                       -----------------------------------------------------------------------------------
                                        Class AARP*              331,444    $  4,349,182               --    $          --
                                       -----------------------------------------------------------------------------------
                                        Class S**              3,382,425      43,564,129        7,833,193      108,535,744
                                       -----------------------------------------------------------------------------------
                                        Class A***             1,080,090      12,531,434               --               --
                                       -----------------------------------------------------------------------------------
                                        Class B***               290,200       3,367,111               --               --
                                       -----------------------------------------------------------------------------------
                                        Class C***               229,803       2,669,313               --               --
                                       -----------------------------------------------------------------------------------
                                                                            $ 66,481,169                     $ 108,535,744
                                       -----------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       -----------------------------------------------------------------------------------
                                        Class AARP*               24,683    $    296,935               --    $          --
                                       -----------------------------------------------------------------------------------
                                        Class S**              2,123,158      25,817,065        1,530,882       21,360,904
                                       -----------------------------------------------------------------------------------
                                        Class A***                    --              --               --               --
                                       -----------------------------------------------------------------------------------
                                        Class B***                    --              --               --               --
                                       -----------------------------------------------------------------------------------
                                        Class C***                    --              --               --               --
                                       -----------------------------------------------------------------------------------
                                                                            $ 26,114,000                     $  21,360,904
                                       -----------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -----------------------------------------------------------------------------------
                                        Class AARP*              (20,563)   $   (255,959)              --    $          --
                                       -----------------------------------------------------------------------------------
                                        Class S**             (3,060,928)    (39,120,459)      (9,773,242)    (135,571,896)
                                       -----------------------------------------------------------------------------------
                                        Class A***              (417,293)     (4,840,133)              --               --
                                       -----------------------------------------------------------------------------------
                                        Class B***                  (329)         (3,778)              --               --
                                       -----------------------------------------------------------------------------------
                                        Class C***               (74,338)       (862,319)              --               --
                                       -----------------------------------------------------------------------------------
                                                                            $(45,082,648)                    $(135,571,896)
                                       -----------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       -----------------------------------------------------------------------------------
                                        Class AARP*              335,564    $  4,390,158               --    $          --
                                       -----------------------------------------------------------------------------------
                                        Class S**              2,444,655      30,260,735         (409,167)      (5,675,248)
                                       -----------------------------------------------------------------------------------
                                        Class A***               662,797       7,691,301               --               --
                                       -----------------------------------------------------------------------------------
                                        Class B***               289,871       3,363,333               --               --
                                       -----------------------------------------------------------------------------------
                                        Class C***               155,465       1,806,994               --               --
                                       -----------------------------------------------------------------------------------
                                                                            $ 47,512,521                     $  (5,675,248)
                                       -----------------------------------------------------------------------------------

                               * For the period from October 2, 2000
                                 (commencement of sales of Class AARP) to February 28, 2001.
                              ** On October 2, 2000, existing shares of the Fund
                                 were redesignated as Class S.
                             *** For the period December 29, 2000 (commencement
                                 of sales of Class A, B and C) to February 28, 2001.

                                                                              27

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                            PATHWAY GROWTH PORTFOLIO

                            The following tables summarize share and dollar activity in the Fund:

                                                                   SIX MONTHS ENDED                    YEAR ENDED
                                                                  FEBRUARY 28, 2001                 AUGUST 31, 2000
                                                              --------------------------       --------------------------
                                                                SHARES        DOLLARS            SHARES        DOLLARS
                                       SHARES SOLD
                                       ----------------------------------------------------------------------------------
                                        Class AARP*              262,978    $  3,872,781               --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class S**              1,413,113      20,932,858        3,423,782      59,261,130
                                       ----------------------------------------------------------------------------------
                                        Class A***               240,102       3,337,528               --              --
                                       ----------------------------------------------------------------------------------
                                        Class B***                 7,241         114,328               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C***                41,457         579,253               --              --
                                       ----------------------------------------------------------------------------------
                                                                            $ 28,836,748                     $ 59,261,130
                                       ----------------------------------------------------------------------------------
                                       SHARES ISSUED IN TAX-FREE REORGANIZATION
                                       ----------------------------------------------------------------------------------
                                        Class AARP*            8,775,379    $134,438,805               --    $         --
                                       ----------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       ----------------------------------------------------------------------------------
                                        Class AARP*               67,111    $    976,470               --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class S**                943,416      14,376,283          445,546       7,810,433
                                       ----------------------------------------------------------------------------------
                                        Class A***                    --              --               --              --
                                       ----------------------------------------------------------------------------------
                                        Class B***                    --              --               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C***                    --              --               --              --
                                       ----------------------------------------------------------------------------------
                                                                            $ 15,352,753                     $  7,810,433
                                       ----------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ----------------------------------------------------------------------------------
                                        Class AARP*             (970,075)   $(14,245,671)              --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class S**             (1,126,405)    (16,744,325)      (2,839,518)    (49,103,823)
                                       ----------------------------------------------------------------------------------
                                        Class A***              (155,321)     (2,142,638)              --              --
                                       ----------------------------------------------------------------------------------
                                        Class B***                    --              --               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C***               (31,266)       (431,217)              --              --
                                       ----------------------------------------------------------------------------------
                                                                            $(33,563,851)                    $(49,103,823)
                                       ----------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       ----------------------------------------------------------------------------------
                                        Class AARP*            8,135,393    $125,042,385               --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class S**              1,230,124      18,564,816        1,029,810      17,967,740
                                       ----------------------------------------------------------------------------------
                                        Class A***                84,781       1,194,890               --              --
                                       ----------------------------------------------------------------------------------
                                        Class B***                 7,241         114,328               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C***                10,191         148,036               --              --
                                       ----------------------------------------------------------------------------------
                                                                            $145,064,455                     $ 17,967,740
                                       ----------------------------------------------------------------------------------

                               * For the period from September 25, 2000
                                 (commencement of sales of Class AARP) to February 28, 2001.
                              ** On September 25, 2000, existing shares of the
                                 Fund were redesignated as Class S.
                             *** For the period from December 29, 2000
                                 (commencement of sales of Class A, B and C) to February 28, 2001.

--------------------------------------------------------------------------------

7    SUBSEQUENT EVENT        On April 6, 2001, the Scudder Pathway Growth
                             Portfolio acquired all the net assets of the Farmers Growth Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 224,590 shares of the Pathway Growth

 28

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             Portfolio -- Class A and 250,898 shares of the Pathway Growth Portfolio -- Class B for 275,767 shares of Farmers Growth Portfolio -- Class A and 310,289 shares of Farmers Growth Portfolio -- Class B, respectively, outstanding on April 6, 2001. Farmers Growth Portfolio's net assets at that date ($6,031,229), including $621,094 of unrealized depreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio before the acquisition were $234,976,082. The combined net assets of the Portfolio immediately following the acquisition were $241,007,311.

                             On April 6, 2001, the Scudder Pathway Conservative Portfolio acquired all the net assets of the Farmers Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 31,581 shares of the Pathway Conservative -- Class A and 3,667 shares of the Pathway Conservative Portfolio -- Class B for 30,692 shares of Farmers Income Portfolio -- Class A and 3,573 shares of Farmer's Income
                             Portfolio -- Class B, respectively, outstanding on April 6, 2001. Farmers Income Portfolio's net assets at that date ($397,979), including $4,613 of unrealized appreciation, were combined with those of the Pathway Conservation Portfolio. The aggregate net assets of the Pathway Conservative Portfolio before the acquisition were $107,930,517. The combined net assets of the Portfolio immediately following the acquisition was $108,328,496.

                             On April 6, 2001, the Scudder Pathway Moderate Portfolio acquired all the net assets of the Farmers Income with Growth Portfolio, the Farmers Balanced Portfolio and the Farmers Growth with Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 295,403 shares of the Pathway Moderate Portfolio -- Class A and 350,992 shares of the Pathway Moderate Portfolio -- Class B for 67,931 shares of the Farmers Income with Growth Portfolio -- Class A, 96,457 shares of the Farmers Balanced Portfolio -- Class A, 119,633 shares of the Farmers Growth with Income Portfolio -- Class A, 51,208 shares of the Farmers Income with Growth Portfolio -- Class B, 121,230 shares of the Farmers Balanced Portfolio -- Class B and 169,077 shares of the Farmers Growth with Income Portfolio -- Class B, respectively, outstanding on April 6, 2001. Farmers Income with Growth Portfolio, Farmers Balanced and Farmers Growth with Income net assets ($1,441,126, $2,489,242 and $3,096,353, respectively), including $14,816, $90,781 and $170,987, respectively, of unrealized depreciation, were combined with those of the Pathway Moderate Portfolio. The aggregate net assets of the Pathway Moderate Portfolio before the acquisition were $257,111,118. The combined net assets of the Portfolio immediately following the acquisition was $264,137,839.

                                                                              29

NOTES

 30

NOTES

                                                                              31
TRUSTEES&OFFICERS

TRUSTEES                         OFFICERS

HENRY P. BECTON, JR.             THOMAS V. BRUNS
Trustee                          Vice President              BRENDA LYONS
                                                             Assistant Treasurer
LINDA C. COUGHLIN                WILLIAM F. GLAVIN
Chairperson Trustee              Vice President              CAROLINE PEARSON
& President                                                  Assistant Secretary
                                 DON HALL
DAWN-MARIE DRISCOLL              Vice President
Trustee
                                 JAMES E. MASUR
EDGAR R. FIEDLER                 Vice President
Trustee
                                 HOWARD SCHNEIDER
KEITH FOX                        Vice President
Trustee
                                 JOHN MILLETTE
JOAN E. SPERO                    Vice President & Secretary
Trustee
                                 KATHRYN L. QUIRK
JEAN GLEASON STROMBERG           Vice President &
Trustee                          Assistant Secretary

JEAN C. TEMPEL                   JOHN R. HEBBLE
Trustee                          Treasurer

STEVEN ZELEZNICK
Trustee

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER SERVICE AND               SCUDDER SERVICE COMPANY
TRANSFER AGENT                        P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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Scudder Pathway Portfolio Series prospectus.
SPP - 3(4/27/01) 11943